As filed with the Securities and Exchange Commission on September 16, 2019

File No. 333-232974

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 1	[X]
(Check appropriate box or boxes)

FRANKLIN INVESTORS SECURITIES TRUST
(Exact Name of Registrant as Specified in Charter)

Registrant’s Area Code and Telephone Number (650) 312-2000

ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
(Name and Address of Agent for Service) (Number and Street) (City)(State)(Zip Code)

Copies to:

Bruce G. Leto, Esquire
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of the securities being registered: Class A, Class C, Class R, Class R6 and Advisor Class shares of beneficial interest, no par value, of Franklin Low Duration Total Return Fund.  No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that the filing will go effective immediately upon filing pursuant to Rule 485(b) under the Securities Act of 1933.

FRANKLIN FLEXIBLE ALPHA BOND FUND

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders of the Franklin Flexible Alpha Bond Fund (the “Flexible Alpha Bond Fund”) scheduled for October 18, 2019, at 1:00 p.m., Pacific time.  These materials discuss a proposal to be voted on at the meeting and contain a Notice of Special Meeting of Shareholders, a Prospectus/Proxy Statement, and a proxy card.  A proxy card is, in essence, a ballot.  When you complete a proxy card, it tells us how you wish the individuals named on your proxy card to vote on important issues relating to the Flexible Alpha Bond Fund.  If you complete, sign and return a proxy card, we’ll vote your proxy exactly as you tell us.  If you simply sign and return a proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the proposal, which is in accordance with the Board of Trustees’ recommendation on page 10 of the Prospectus/Proxy Statement.

We urge you to review carefully the proposal in the Prospectus/Proxy Statement.  Then, fill out the proxy card and return it to us so that we know how you would like to vote.  When shareholders return their proxy cards promptly, additional costs of having to conduct additional solicitations or mailings may be avoided.

PLEASE COMPLETE, SIGN AND RETURN the proxy card you receive.

We welcome your comments.  If you have any questions, call Fund Information at:

(800) DIAL BEN® or (800) 342-5236.

TELEPHONE AND INTERNET VOTING
For your convenience, you may be able to vote by telephone or, if eligible, through the Internet, 24 hours a day. If your account is eligible to vote through the Internet, separate instructions are enclosed.

FRANKLIN FLEXIBLE ALPHA BOND FUND
One Franklin Parkway
San Mateo, California 94403-1906

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on October 18, 2019

To the Shareholders of the Franklin Flexible Alpha Bond Fund :

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Franklin Flexible Alpha Bond Fund  (the “Flexible Alpha Bond Fund”), a series of Franklin Strategic Series (the “Trust”), will be held at the offices of Franklin Templeton, One Franklin Parkway, San Mateo, California 94403-1906, on October 18, 2019, at 1:00 p.m., Pacific time.  The Meeting is being called for the following purposes:

1. To approve an Agreement and Plan of Reorganization (the “Plan”) between the Flexible Alpha Bond Fund, a series of the Trust, and the Franklin Low Duration Total Return Fund (the “Low Duration Fund”), a series of Franklin Investors Securities Trust (“FIST”), that provides for: (i) the acquisition of substantially all of the assets of the Flexible Alpha Bond Fund by the Low Duration Fund in exchange solely for shares of the Low Duration Fund, (ii) the distribution of such shares to the shareholders of the Flexible Alpha Bond Fund, and (iii) the complete liquidation and dissolution of the Flexible Alpha Bond Fund.

2. To transact such other business as may properly come before the Meeting.

A copy of the form of the Plan, which more completely sets forth the terms of the proposed reorganization of the Flexible Alpha Bond Fund with and into the Low Duration Fund, is attached as Exhibit A to the Prospectus/Proxy Statement.

Shareholders of record as of the close of business on August 30, 2019 are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting.

By Order of the Board of Trustees of the Trust,

Steven J. Gray
Co-Secretary

September 16 , 2019

You are invited to attend the Meeting, but if you cannot do so, the Board of Trustees of the Trust, on behalf of the Flexible Alpha Bond Fund, urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid return envelope.  It is important that you return your signed proxy card promptly so that a quorum may be ensured at the Meeting.  You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy card, by giving written notice of revocation to the Flexible Alpha Bond Fund at any time before the proxy is exercised, or by voting in person at the Meeting.  You may also be able to vote by touch-tone telephone by calling the telephone number printed on your proxy card and following the recorded instructions.  In addition, if your account is eligible, you may also be able to vote through the Internet by visiting the website printed on your proxy card and following the online instructions.

Prospectus/Proxy Statement

When reading this Prospectus/Proxy Statement, you will notice that certain terms are capitalized.  The more significant of those capitalized terms are explained in our glossary section at the back of the Prospectus/Proxy Statement.

INFORMATION ABOUT THE TRANSACTION	29
How will the Transaction be carried out?	29
Who will pay the expenses of the Transaction?	30
What should I know about the Low Duration Fund Shares?	30
What are the capitalizations of the Funds and what might the Low Duration Fund’s capitalization be after the Transaction?	30
COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS	32
How do the investment goals and strategies of the Funds compare?	32
How do the fundamental investment policies of the Funds differ?	34
What are the principal investment risks associated with investments in the Funds?	34
FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION	39
INFORMATION ABOUT THE FUNDS	42
FURTHER INFORMATION ABOUT THE FUNDS	43
VOTING INFORMATION	45
How many votes are necessary to approve the Plan?	45
How do I ensure my vote is accurately recorded?	45
May I revoke my proxy?	45
What other matters will be voted upon at the Meeting?	46
Who is entitled to vote?	46
How will proxies be solicited?	46
Are there dissenters’ rights?	47
PRINCIPAL HOLDERS OF SHARES	47
SHAREHOLDER PROPOSALS	48
ADJOURNMENT	49
GLOSSARY	50
EXHIBITS TO THE PROSPECTUS/PROXY STATEMENT	52
A. Form of Agreement and Plan of Reorganization
B. Financial Highlights of the Flexible Alpha Bond Fund and Low Duration Fund
C. Principal Holders of Securities

PROSPECTUS/PROXY STATEMENT
Dated September 16 , 2019

Acquisition of Substantially All of the Assets of
FRANKLIN FLEXIBLE ALPHA BOND FUND
(a series of Franklin Strategic Series) (the “Trust”)

By and in Exchange for Shares of

FRANKLIN LOW DURATION TOTAL RETURN FUND
(a series of Franklin Investors Securities Trust) (“FIST”)

This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of the Franklin Flexible Alpha Bond Fund  (the “Flexible Alpha Bond Fund”).  At the Meeting, shareholders of the Flexible Alpha Bond Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”).  If the Flexible Alpha Bond Fund shareholders vote to approve the Plan, substantially all of the assets of the Flexible Alpha Bond Fund will be acquired by the Franklin Low Duration Total Return Fund (the “Low Duration Fund”) in exchange for Class A, Class C, Class R, Class R6 and Advisor Class shares of the Low Duration Fund.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The Meeting will be held at the offices of the Trust, One Franklin Parkway, San Mateo, California 94403-1906, on October 18, 2019, at 1:00 p.m., Pacific time.  You can reach the offices of the Trust by calling (800) 342-5236.  The Board of Trustees of the Trust (the “Board”), on behalf of the Flexible Alpha Bond Fund, is soliciting these proxies.  This Prospectus/Proxy Statement will first be sent to shareholders on or about September 19 , 2019.

If the Flexible Alpha Bond Fund shareholders vote to approve the Plan, you will receive Class A, Class C, Class R, Class R6 and Advisor Class shares of the Low Duration Fund of equivalent aggregate net asset value (“NAV”) to your investment in the corresponding class of shares of the Flexible Alpha Bond Fund.  The Flexible Alpha Bond Fund will then be liquidated and dissolved.

The Flexible Alpha Bond Fund and the Low Duration Fund (each, a “Fund” and, together, the “Funds”) have similar investment goals, principal investment strategies and risks, although there are some differences which are discussed in more detail below.

This Prospectus/Proxy Statement includes information about the Plan and the Low Duration Fund that you should know before voting on the Plan, which, if approved, could result in your investment in the Low Duration Fund.  You should retain this Prospectus/Proxy Statement for future reference.  Additional information about the Flexible Alpha Bond Fund, the Low Duration

Fund and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents:

•
The Prospectus of the Flexible Alpha Bond Fund - Class A, Class C, Class R, Class R6 and Advisor Class shares dated September 1, 2019 (the “Flexible Alpha Bond Fund Prospectus”), which is incorporated herein by reference and considered a part of this Prospectus/Proxy Statement.

•
The Prospectus of the Low Duration Fund - Class A, Class C, Class R, Class R6 and Advisor Class shares dated March 1, 2019, as supplemented to date (the “Low Duration Fund Prospectus”), which is enclosed herewith, incorporated herein by reference and considered a part of this Prospectus/Proxy Statement.

•
A Statement of Additional Information (“SAI”) dated September 16 , 2019, relating to this Prospectus/Proxy Statement, which has been filed with the SEC, is incorporated herein by reference and considered a part of this Prospectus/Proxy Statement.

You may request a free copy of the SAI relating to this Prospectus/Proxy Statement, the Flexible Alpha Bond Fund Prospectus or the Low Duration Fund Prospectus without charge by calling (800) DIAL-BEN or by writing to Franklin Templeton at One Franklin Parkway, San Mateo, CA 94403-1906.

SUMMARY

This is only a summary of certain information contained in this Prospectus/Proxy Statement.  You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of the Plan (attached as Exhibit A) and the Low Duration Fund Prospectus (enclosed).

What am I being asked to vote upon?

Shareholders of the Flexible Alpha Bond Fund are being asked to approve the Plan between the Trust, on behalf of the Flexible Alpha Bond Fund, and FIST, on behalf of the Low Duration Fund, that provides for: (1) the acquisition of substantially all of the assets of the Flexible Alpha Bond Fund by the Low Duration Fund in exchange solely for shares of the Low Duration Fund, (2) the distribution of such shares to the shareholders of the Flexible Alpha Bond Fund, and (3) the complete liquidation and dissolution of the Flexible Alpha Bond Fund.

What will happen if shareholders approve the Plan?

If the Flexible Alpha Bond Fund’s shareholders vote to approve the Plan, then shareholders of the Flexible Alpha Bond Fund will become shareholders of the Low Duration Fund on or about October 25, 2019, and will no longer be shareholders of the Flexible Alpha Bond Fund.  Shareholders of the Flexible Alpha Bond Fund will receive Class A, Class C, Class R, Class R6 and Advisor Class shares of the Low Duration Fund (“Low Duration Fund Shares”) with an aggregate NAV equivalent to their investment in the corresponding class of shares of the Flexible Alpha Bond Fund as noted in the chart below.

Flexible Alpha Bond Fund	Low Duration Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class R6	Class R6
Advisor Class	Advisor Class

In particular, the Plan provides that: (1) substantially all of the assets of the Flexible Alpha Bond Fund will be acquired by the Low Duration Fund in exchange for Low Duration Fund Shares; and (2) the Low Duration Fund Shares received by the Flexible Alpha Bond Fund in the exchange will then be distributed to shareholders of the corresponding class of shares of the Flexible Alpha Bond Fund.  Because the Funds have different NAVs per share, the number of Low Duration Fund Shares that you receive will likely be different than the number of shares of the Flexible Alpha Bond Fund that you own, but the total value of your investment will be the same immediately before and after the exchange.  After the Low Duration Fund Shares are distributed to the Flexible Alpha Bond Fund’s shareholders, the Flexible Alpha Bond Fund will be completely liquidated and dissolved.  (The proposed transaction is referred to in this Prospectus/Proxy Statement as the “Transaction.”)

For more information concerning the similarities regarding share purchase, redemption and exchange procedures of the Funds, please see “COMPARISONS OF SOME IMPORTANT

FEATURES OF THE FUNDS – What are the distribution and purchase procedures of the Funds?” and “– What are the redemption procedures and exchange privileges of the Funds?”

How will the Transaction affect me?

If the Transaction is completed, you will cease to be a shareholder of the Flexible Alpha Bond Fund and you will become a shareholder of the Low Duration Fund.  Summarized below are some of the considerations for deciding whether to vote “FOR” the Plan:

Investment Goal, Strategies, Policies and Risks.  The Flexible Alpha Bond Fund’s investment goal is total return through a combination of current income and capital appreciation, whereas the Low Duration Fund’s investment goal is a high level of current income as is consistent with prudent investing, while seeking preservation of capital.  Both Funds, however, aim to provide total return in a risk-controlled manner.  The primary differences between the two Funds’ investment goals is that while both Funds consider current income, the Flexible Alpha Bond Fund also considers capital appreciation, as compared to the Low Duration Fund’s consideration of current income and preservation of capital.  Despite these wording differences, Franklin Advisers, Inc. ("FAI" or the "Investment Manager"), however, does not believe the Funds’ risk profiles are materially different.

Under normal market conditions, the Flexible Alpha Bond Fund invests at least 80% of its net assets in “bonds” and investments that provide exposure to bonds. Under normal market conditions, the Low Duration Fund invests primarily in debt securities, which may be represented by derivative investments that provide exposure to debt securities such as futures, options and swap agreements.   In pursuing its investment goal, the Flexible Alpha Bond Fund seeks to provide attractive risk-adjusted total returns over a full market cycle by allocating its portfolio across a broad range of global debt asset classes.  The Flexible Alpha Bond Fund’s weighted average portfolio duration, as calculated by the Investment Manager , may typically range from -2 to +5 years, and includes the effect of the Fund’s derivative investments.   Under normal market conditions, the Low Duration Fund invests primarily in investment grade debt securities to reduce credit risk and help to preserve the Fund’s capital.   The Low Duration Fund targets an estimated average portfolio duration of 3 years or less.

The Flexible Alpha Bond Fund may have a substantial amount of its assets invested in any class of debt securities, including foreign government and supranational debt securities.  The Low Duration Fund may invest up to 25% of its total assets in foreign securities, including up to 20% of its total assets in non-U.S. dollar denominated securities and up to 10% of its total assets in emerging market securities.

The Flexible Alpha Bond Fund and Low Duration Fund may both invest in derivatives, such as futures contracts (including interest rate/bond futures and futures on credit default swap indices) and options thereon, and swaps (including inflation index, total return, credit default and interest rate swaps) and options thereon. The Funds also may enter into various currency related transactions involving derivative instruments, including forward currency contracts, currency futures contracts, options on currencies and currency swaps. The Flexible Alpha Bond Fund, however, may also enter into options on currency futures contracts and, comparatively, utilizes currency related derivatives to a greater extent than the Low Duration Fund.

For both Funds, the Investment Manager selects securities in various market sectors based on the Investment Manager’s assessment of changing economic, market, industry and issuer conditions. The Investment Manager uses a “top-down” analysis of macroeconomic trends, combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. In addition, for the Flexible Alpha Bond Fund, but not the Low Duration Fund, the Investment Manager attempts to minimize exposure to those areas that it anticipates will not provide value or will produce declines in the Fund’s returns. This includes incorporating various macro and security specific hedging activities, many through derivative transactions, into the portfolio management process.

The primary differences between the Funds’ strategies is that the Low Duration Fund has greater exposure to investment-grade debt securities and investments, including government and corporate debt securities and mortgage- and asset-backed securities. In addition, the Flexible Alpha Bond Fund has more flexibility with respect to investing in debt asset classes and can invest without regard to country, sector, quality, maturity or duration, and without reference to a benchmark index.  The Low Duration Fund seeks to outperform the Bloomberg Barclays U.S. Government & Credit (1-3 Year) Index and is less flexible than the Flexible Alpha Bond Fund with regard to its investments.  However, both Funds invest in the same fixed income sectors, aim to provide total return in a risk-controlled manner, and are focused on minimizing portfolio volatility.

There are similarities and differences in the principal investment risks of the Flexible Alpha Bond Fund and Low Duration Fund.  Because both Funds invest in the same fixed income sectors, have the ability to invest in foreign debt securities, derivatives and non-investment grade securities, they both disclose that they are subject to interest rate, credit, mortgage securities and asset-backed securities, extension, prepayment, high-yield debt securities, floating rate corporate investments, derivative instruments, collateralized debt obligations (CDOs), income, foreign securities (non-U.S.), currency management strategies, sovereign debt securities, liquidity, market and management risks. The Low Duration Fund , however, may also invest in marketplace loans and adjustable-rate mortgage-backed securities and, as a result, the Low Duration Fund also discloses marketplace loans and variable rate securities risks.  In addition, while both Funds invest in foreign debt securities, the Flexible Alpha Bond Fund may have a substantial amount of its assets invested in foreign debt securities, whereas the Low Duration Fund only may invest up to 25% of its total assets in foreign debt securities, but it may invest up to 10% of its total assets in emerging market securities. As a result, the Flexible Alpha Bond Fund discloses a more expansive foreign securities (non-U.S.) risk, whereas the Low Duration Fund discloses a separate emerging market countries risk.

For a more complete discussion, see the sections below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the significant differences between the investment goals, strategies, and policies of the Funds?” and “– How do the principal investment risks of the Funds compare?” and “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – How do the fundamental investment policies of the Funds differ?” and “– What are the principal investment risks associated with investments in the Funds?”  For additional information regarding the terms used in this section, see the glossary at the back of the Prospectus/Proxy Statement.

Potential Cost Savings.  As shown in the table below, the total annual operating expenses of the Low Duration Fund Shares are less than those of the corresponding share class of the Flexible Alpha Bond Fund.  The following table compares the annualized net expense ratio, after any applicable management fee reductions, for each class of shares of the Low Duration Fund that will be received by shareholders of the Flexible Alpha Bond Fund in connection with the Transaction with those of the corresponding class of shares of the Low Duration Fund.

ANNUAL FUND OPERATING EXPENSES1

Share Class	Flexible Alpha Bond Fund	Low Duration Fund
Class A	1.17%	0.72%
Class C	1.57%	1.12%
Class R	1.42%	0.97%
Class R6	0.63%	0.33%
Advisor Class	0.92%	0.47%

1.  Expense ratios reflect annual fund operating expenses for April 30, 2019 for the Flexible Alpha Bond Fund, and October 31, 2018 for the Low Duration Fund, the most recent fiscal year end of each Fund. Other expenses for Class R shares of the Low Duration Fund are based on estimated amounts for the current fiscal year.  The annualized net expense ratio of the Low Duration Fund, however, could increase if the Fund’s fee waiver expires without being extended.

As of June 30, 2019, the Low Duration Fund had a significantly larger asset base (approximately $3.2 billion) than the Flexible Alpha Bond Fund (approximately $408.1 million).  The Transaction is not projected to have a material impact on the expense ratio of the Low Duration Fund.

For a more detailed comparison of the Funds’ fees and expenses, see the sections below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the Funds’ investment management fees?” and “What are the fees and expenses of each of the Funds and what might they be after the Transaction?”

In evaluating the Transaction, shareholders may also wish to consider the following:

Better Relative Past Performance.  The Low Duration Fund, on an average annual total return basis, has outperformed the Flexible Alpha Bond Fund for the one-year, three-year and since inception periods ended June 30, 2019.

Average Annual Total Return (at NAV) As of 6/30/2019	Flexible Alpha Bond Fund Class A (without sales charge)	Low Duration Fund Class A (without sales charge)
1 Year	2.26%	3.85%
3 Years	1.67%	2.09%
5 Years	N/A	1.46%
10 Years	N/A	2.29%

Average Annual Total Return (at NAV) As of 6/30/2019	Flexible Alpha Bond Fund Class A (without sales charge)	Low Duration Fund Class A (without sales charge)
Since Inception	1.28% (8/3/2015)	2.77% (11/17/2004)

More detailed performance information for periods ended June 30, 2019 (including the performance of the Fund’s other share classes) is included below under the section titled, “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS - How do the performance records of the Funds compare?” in this Prospectus/Proxy Statement. Performance information for periods ended December 31, 2018, with and without sales charges, is incorporated by reference to the Flexible Alpha Bond Fund Prospectus under the section “Fund Summary – Information about the Fund you should know before investing – Performance” and to the Low Duration Fund Prospectus under the section “Fund Summary – Information about the Fund you should know before investing – Performance.” Because all share classes of a particular Fund are invested in the same portfolio of securities, performance for other share classes differs only to the extent that the classes do not have the same expenses.

Management Fee Structure.  Both Funds are subject to an asset-based management fee structure with different fee breakpoints.  The investment management fee ratio currently paid by the Low Duration Fund is lower than the fee paid by the Flexible Alpha Bond Fund.  For more information, see the section below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – What are the Funds’ investment management fees?”

Costs of the Transaction.  Each Fund will pay 25% of the expenses of the Transaction, including proxy solicitation costs.  FAI will pay the remaining 50% of such expenses.  The total amount of the expenses for the Transaction is estimated to be approximately $103,000 (or approximately $25,750 to be paid by each Fund) and will be allocated in the foregoing manner whether or not the Transaction is consummated.  However, in light of the current expense waivers for both Funds, FAI or an affiliate will pay all of the Funds’ portions of the Transaction expenses. The Boards of the Trust and FIST and Fund management believe that a partial allocation of Transaction expenses to each Fund is appropriate because the Transaction is expected to be beneficial to each Fund and its shareholders.  For a more detailed discussion of the considerations of the Board of the Trust, see the section below titled “REASONS FOR THE TRANSACTION.”  It is expected that the Transaction will be consummated if approved by shareholders.

Repositioning of the Flexible Alpha Bond Fund’s Portfolio Assets.  The Investment Manager currently estimates that a portion of the Flexible Alpha Bond Fund’s portfolio assets (approximately 10%, based on portfolio assets as of June 30, 2019, and valued at approximately $40.81 million) may be sold in connection with the Transaction as distinct from normal portfolio turnover, in order to comply with the Low Duration Fund’s investment policies.  The Investment Manager expects that the Low Duration Fund will retain, after the Transaction, a significant majority of the portfolio holdings of the Flexible Alpha Bond Fund.  Such repositioning of the Flexible Alpha Bond Fund’s portfolio assets may occur before or after the closing of the Transaction.  These sales may result in the realization of capital gains, which to the extent not offset by any available capital loss carryovers, would be distributed to shareholders.  The amount of any capital gains that may be realized and distributed to the shareholders will depend upon a variety of factors, including the Flexible Alpha Bond Fund’s net unrealized appreciation in the value of its portfolio assets at that time and whether such repositioning occurs before or after the Transaction.  Taking into account the Flexible Alpha Bond Fund’s net unrealized depreciation in portfolio assets on a tax basis at April 30, 2019 of $3,069,870 ($0.06 per share; less than 1% of net asset value) and the capital loss position of the Flexible Alpha Bond Fund as of such date, the sale of up to 10% of the portfolio assets prior to the closing of the Transaction should not result in capital gains that would be distributed to shareholders.  Additionally, if the sale of such portfolio assets occurs after the closing of the Transaction, the ability of the combined Fund to fully utilize the Flexible Alpha Bond Fund’s capital loss carryovers, if any as of the closing, to offset the resulting capital gain may be limited as described below with the result that shareholders of the Low Duration Fund may receive a greater amount of capital gain distributions than they would have had if the Transaction had not occurred.  Transaction costs also may be incurred due to the repositioning of the portfolio. The Investment Manager believes that these portfolio transaction costs will be immaterial in amount (i.e., less than 0.01% (1 basis point) of annual fund operating expenses).

For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION.”

What are the federal income tax consequences of the Transaction?

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes, and the delivery of a legal opinion to that effect is a condition of closing of the Transaction, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position.  Being a tax-free reorganization means that, subject to the limited exceptions described below under the heading “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION,” the shareholders of the Flexible Alpha Bond Fund will not recognize income, gain or loss for federal income tax purposes upon the exchange of all of their shares in the Flexible Alpha Bond Fund for shares in the Low Duration Fund.  Shareholders should consult their tax advisers about state and local tax consequences of the Transaction, if any, because the information about tax consequences in this Prospectus/Proxy Statement relates only to the federal income tax consequences of the Transaction.  For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION.”

How do the distribution and purchase procedures of the Funds compare?

Shares of the Flexible Alpha Bond Fund and the Low Duration Fund are sold on a continuous basis by Franklin Templeton Distributors, Inc. (“Distributors”).  Distribution and purchase procedures are the same for each Fund.

Effective at the close of market (1:00 p.m. Pacific time) on August 27, 2019, the Flexible Alpha Bond Fund closed to all new investors except as noted below.  Existing investors who had an open and funded account on August 27, 2019 could continue to invest in the Flexible Alpha Bond Fund through exchanges and additional purchases after such date.  The following categories of investors could continue to open new accounts in the Flexible Alpha Bond Fund after the close of market on August 27, 2019: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on August 27, 2019; and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Flexible Alpha Bond Fund was available to participants prior to the close of market on August 27, 2019.  If the Transaction is approved by shareholders of the Flexible Alpha Bond Fund, the Fund will not accept any additional purchases or exchanges after the close of market on or about October 23, 2019.

For a more complete discussion, see the section below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the distribution and purchase procedures of the Funds?”

How do the redemption procedures and exchange privileges of the Funds compare?

The Funds have the same redemption procedures and exchange privileges.

For a more complete discussion, see the section below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the redemption procedures and exchange privileges of the Funds?”

What is the anticipated timing of the Transaction?

The Meeting is scheduled to occur on October 18, 2019.  If all necessary approvals are obtained, the Transaction is currently expected to be completed on or about October 25, 2019.

What happens if the Transaction is not approved?

If the Transaction is not approved by the Flexible Alpha Bond Fund’s shareholders or does not close for any reason, such shareholders will remain shareholders of the Flexible Alpha Bond Fund, and the Flexible Alpha Bond Fund will continue to operate.  The Board then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for the Flexible Alpha Bond Fund.

How will shareholder voting be handled?

Shareholders who own shares of the Flexible Alpha Bond Fund at the close of business on August 30, 2019, will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold.  Approval of the Transaction by the Flexible Alpha Bond Fund requires the affirmative vote of the lesser of:  (i) a majority of the outstanding shares of the Flexible Alpha Bond Fund or (ii) 67% or more of the outstanding shares of the Flexible Alpha Bond Fund present in person or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the Flexible Alpha Bond Fund are present or represented by proxy (“1940 Act Majority Vote”).  AST Fund Solutions has been retained by the Flexible Alpha Bond Fund to collect and tabulate shareholder votes.

Please vote by proxy as soon as you receive this Prospectus/Proxy Statement.  You may cast your vote by completing, signing, and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or via the Internet by following the on-line instructions if your account is eligible.  If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Meeting.  You may also attend the Meeting and cast your vote in person at the Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting.  For more details about shareholder voting, see the “VOTING INFORMATION” section of this Prospectus/Proxy Statement.

What is the Board’s recommendation regarding the proposal?

The Board recommends that you vote FOR the Plan.  At a meeting held on July 17, 2019, the Board, on behalf of the Flexible Alpha Bond Fund, considered the proposal to reorganize the Flexible Alpha Bond Fund with and into the Low Duration Fund, unanimously approved the Plan, and voted to recommend that shareholders of the Flexible Alpha Bond Fund vote to approve the Plan.  For the reasons set forth in the “REASONS FOR THE TRANSACTION” section of this Prospectus/Proxy Statement, the Board, including a majority of the Independent Trustees, has determined that participation in the Transaction is in the best interests of the Flexible Alpha Bond Fund.  The Board, including a majority of the Independent Trustees, also concluded that no dilution in value would result to the shareholders of the Flexible Alpha Bond Fund as a result of the Transaction.

THE BOARD, ON BEHALF OF THE FLEXIBLE ALPHA BOND FUND, RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.

COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS

What are the similarities and differences between the investment goals, strategies and policies of the Funds?

Similar Investment Goals.  The Flexible Alpha Bond Fund’s investment goal is total return through a combination of current income and capital appreciation, whereas the Low Duration Fund’s investment goal is a high level of current income as is consistent with prudent investing, while seeking preservation of capital.  Both Funds, however, aim to provide total return in a risk-controlled manner.

Comment:  The primary differences between the two Funds’ investment goals is that while both Funds consider current income, the Flexible Alpha Bond Fund also considers capital appreciation, as compared to the Low Duration Fund’s consideration of current income and preservation of capital.  Despite these wording differences, the Investment Manager, however, does not believe the Funds’ risk profiles are materially different.

Similar Principal Investment Strategies.  The Flexible Alpha Bond Fund and the Low Duration Fund have similar principal investment strategies but there are some differences.  Under normal market conditions, the Flexible Alpha Bond Fund invests at least 80% of its net assets in “bonds” and investments that provide exposure to bonds. For purposes of this 80% policy, “bonds” include, but are not limited to: debt obligations of any credit quality, maturity or duration; all varieties of fixed income, variable rate and floating rate debt securities and investments; money market instruments; and derivatives, such as swap agreements, futures contracts and options, and other instruments, such as exchange-traded funds and other pooled investment vehicles, that provide exposure to bonds. Under normal market conditions, the Low Duration Fund invests primarily in debt securities, which may be represented by derivative investments that provide exposure to debt securities such as futures, options and swap agreements. The debt securities in which the Low Duration Fund may invest include government and corporate debt securities, mortgage- and asset-backed securities, floating interest rate corporate loans and debt securities and municipal securities.

In pursuing its investment goal, the Flexible Alpha Bond Fund seeks to provide attractive risk-adjusted total returns over a full market cycle by allocating its portfolio across a broad range of global debt asset classes.1   In managing the Flexible Alpha Bond Fund, the Investment Manager seeks to generate returns from various sources, other than solely from interest income, by allocating the Fund’s portfolio across various risks (such as credit, currency and duration risks). In employing this strategy, the Investment Manager has the flexibility to invest across all debt asset classes without regard to country, sector, quality, maturity or duration and without reference to a benchmark index. The Flexible Alpha Bond Fund’s weighted average portfolio duration, as calculated by the Investment Manager , may typically range from -2 to +5 years, and includes the effect of the Fund’s derivative investments.   Under normal market conditions, the Low Duration Fund invests primarily in investment grade debt securities to reduce credit risk and help to preserve the Fund’s capital.   The Low Duration Fund targets an estimated average portfolio duration of 3 years or less.

The Flexible Alpha Bond Fund may have a substantial amount of its assets invested in any class of debt securities, including foreign government and supranational debt securities.  The Low Duration Fund may invest up to 25% of its total assets in foreign securities, including up to 20% of its total assets in non-U.S. dollar denominated securities and up to 10% of its total assets in emerging market securities. However, both the Flexible Alpha Bond Fund and Low Duration Fund have historically maintained low exposure to foreign securities, and as of June 30, 2019, the Low Duration Fund’s exposure to international bonds was 4.50% of its portfolio, while the Flexible Alpha Bond Fund’s exposure to these securities was 12.10% of its portfolio.

The Flexible Alpha Bond Fund and Low Duration Fund may both invest in derivatives, such as futures contracts (including interest rate/bond futures and futures on credit default swap indices) and options thereon, and swaps (including inflation index, total return, credit default and interest rate swaps) and options thereon. The Funds also may enter into various currency related transactions involving derivative instruments, including forward currency contracts, currency futures contracts, options on currencies and currency swaps. The Flexible Alpha Bond Fund, however, may also enter into options on currency futures contracts and, comparatively, utilizes currency related derivatives to a greater extent than the Low Duration Fund.

For both Funds, the Investment Manager selects securities in various market sectors based on the Investment Manager’s assessment of changing economic, market, industry and issuer conditions. The Investment Manager uses a “top-down” analysis of macroeconomic trends, combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers, to try to take

1 A full market cycle is a period of time that spans a full business and economic cycle, which may include periods of rising and declining interest rates.

advantage of varying sector reactions to economic events. In addition, for the Flexible Alpha Bond Fund, but not the Low Duration Fund, the Investment Manager attempts to minimize exposure to those areas that it anticipates will not provide value or will produce declines in the Fund’s returns , which includes incorporating various macro and security specific hedging activities, many through derivative transactions, into the portfolio management process.

Comment:  The primary differences between the Funds’ strategies is that the Low Duration Fund has greater exposure to investment-grade debt securities and investments, including government and corporate debt securities and mortgage- and asset-backed securities. In addition, the Flexible Alpha Bond Fund has more flexibility with respect to investing in debt asset classes and can invest without regard to country, sector, quality, maturity or duration, and without reference to a benchmark index.  The Low Duration Fund seeks to outperform the Bloomberg Barclays U.S. Government & Credit (1-3 Year) Index and is less flexible than the Flexible Alpha Bond Fund with regard to its investments.  However, both Funds invest in the same fixed income sectors, aim to provide total return in a risk-controlled manner, and are focused on minimizing portfolio volatility.  In addition, the Flexible Alpha Bond Fund may also enter into options on currency futures contracts and, comparatively, utilizes currency related derivatives to a greater extent than the Low Duration Fund.

Comparable Maturity, Duration and Credit Quality .  As of June 30, 2019, the average weighted maturity, average duration (a measure of sensitivity to a change in interest rates) and credit quality exposure of the Funds as a percentage of total net assets were as follows:

	Flexible Alpha Bond Fund		Low Duration Fund

Average weighted maturity	4.78 Years		3.16 Years

Average duration	0.64 Years		1.65 Years

Investment grade/below-investment grade (Notional exposure-Percent of total)*	80.49%/22.01%		88.34%/13.27%

Credit quality exposure (Notional exposure-Percent of total)*	AAA	23.15%	AAA	41.09%
	AA	19.66%	AA	11.18%
	A	21.59%	A	16.89%
	BBB	16.09%	BBB	19.18%
	BB	10.05%	BB	6.29%
	B	11.94%	B	6.18%
	CCC	(0.11)%	CCC	0.55%
	CC	0.13%	CC	0.15%
	C	--	C	0.02%
	D	--	D	0.08%
	NR	0.81%	NR	1.16%
	N/A	1.63%	N/A	2.18%

Cash & Cash Equivalents	7.62	Cash & Cash Equivalents	1.94%
* Notional exposure figures are intended to estimate the portfolio’s exposure to issuer credit risk, including any hedged or increased exposure through credit derivatives held in the portfolio (or their underlying reference assets). Any credit derivatives are assigned the ratings of their underlying reference assets. Portfolio breakdown percentages may not total 100% and may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

In general, a portfolio of securities with a lower duration (e.g., the Flexible Alpha Bond Fund as of June 30, 2019) can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.  As noted above, however, the Flexible Alpha Bond Fund’s duration, as calculated by the Investment Manager, may typically range from -2 to +5 years, whereas the Low Duration Fund targets an estimated average portfolio duration of 3 years or less.

Fundamental Investment Policies (i.e., a policy changeable only by shareholders’ vote): The fundamental investment restrictions of the Flexible Alpha Bond Fund and Low Duration Fund regarding borrowing money, acting as underwriter, making loans, purchasing or selling real estate or commodities, issuing senior securities, and diversifying among issuers are the same.  The fundamental investment restrictions of the Flexible Alpha Bond Fund and Low Duration Fund regarding concentrating in an industry have some differences (e.g., the Flexible Alpha Bond Fund’s restriction applies to “net” assets and excludes securities of other investment companies, whereas the Low Duration Fund’s restriction applies to “total” assets); however, the Investment Manager does not believe the differences are material.

For more information about the investment goals, strategies and policies of the Funds, please see the section titled “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS” in this Prospectus/Proxy Statement.

How do the principal investment risks of the Funds compare?

Investments in both Funds involve risks common to most mutual funds.  You could lose money by investing in either Fund.  There are similarities and differences in the principal investment risks of the Flexible Alpha Bond Fund and Low Duration Fund.  Because both Funds invest in the same fixed income sectors, have the ability to invest in foreign debt securities, derivatives and non-investment grade securities, they both disclose that they are subject to interest rate, credit, mortgage securities and asset-backed securities, extension, prepayment, high-yield debt securities, floating rate corporate investments, derivative instruments, collateralized debt obligations (CDOs), income, foreign securities (non-U.S.), currency management strategies, sovereign debt securities, liquidity, market and management risks. The Low Duration Fund may also invest in marketplace loans and adjustable-rate mortgage-backed securities and, as a result, the Low Duration Fund also discloses marketplace loans and variable rate securities risks.  While both Funds invest in foreign debt securities, the Flexible Alpha Bond Fund may have a substantial amount of its assets invested in foreign debt securities, whereas the Low Duration Fund only may invest up to 25% of its total assets in foreign debt securities, but it may invest up to 10% of its total assets in emerging market securities. As a result, the Flexible Alpha Bond Fund discloses a more expansive foreign securities (non-U.S.) risk, but the Low Duration Fund discloses a separate emerging market countries risk.  However, as noted above, both the Flexible Alpha Bond Fund and Low Duration Fund have historically maintained low exposure to foreign securities, and as of June 30, 2019, the Low Duration Fund’s exposure to international bonds was

4.50% of its portfolio, while the Flexible Alpha Bond Fund’s exposure to these securities was 12.10% of its portfolio.

Principal Investment Risks Common to Both Funds	Principal Investment Risks Applicable to the Flexible Alpha Bond Fund but not the Low Duration Fund	Principal Investment Risks Applicable to the Low Duration Fund but not the Flexible Alpha Bond Fund
Credit
Mortgage Securities and Asset-Backed Securities
Interest Rate
High-Yield Debt Securities
Currency Management Strategies
Collateralized Debt Obligations (CDOs)
Derivative Instruments
Foreign Securities (non-U.S.)
Sovereign Debt Securities
Liquidity
Floating Rate Corporate Investments
Market
Management
Income
	N/A	Marketplace Loans Variable Rate Securities Emerging Market Countries

For more information about the principal risks of the Funds, including the risks applicable to only the Flexible Alpha Bond Fund, please see the section “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – What are the principal investment risks associated with investments in the Funds?”

What are the distribution and purchase procedures of the Funds?

Shares of each Fund are sold on a continuous basis by Distributors.  Class A shares of each Fund are generally sold at NAV per share plus a sales charge.  The maximum front-end sales charge imposed on purchases of Class A shares for the Flexible Alpha Bond is 3.75% and for the Low Duration Fund is 2.25%, with reduced charges for both Funds for purchases of $100,000 or more and no front-end sales charge for purchases of $500,000 or more.  For both Funds, there is a 0.75% contingent deferred sales charge (“CDSC”) for purchases of $500,000 or more if the Class A shares are sold within 18 months of purchase.  For both Funds, Class C shares are generally subject to a 1% CDSC on shares sold within 12 months.  Class R, Class R6 and Advisor Class shares of each Fund are not subject to a sales charge.

Holders of Class A shares of the Flexible Alpha Bond Fund will not be assessed a sales charge on their receipt of the Low Duration Fund Class A shares in connection with the Transaction.  No CDSC will be charged to the Flexible Alpha Bond Fund shareholders in connection with the exchange of their shares pursuant to the terms of the Transaction.  Additional information and specific instructions explaining how to buy shares of each Fund are outlined in each Fund’s Prospectus, under the heading “Your Account.”

What are the redemption procedures and exchange privileges of the Funds?

Each Fund offers the same redemption features pursuant to which redemption proceeds are remitted by check after prompt receipt of proper documents, including signature guarantees under certain circumstances.  Each Fund’s shares may be redeemed at any time at the NAV next calculated after a shareholder’s request is received in proper form.  Each Fund has the same exchange privileges in that you can exchange shares between most Franklin Templeton Funds within the same class, generally without paying any additional sales charges.  Shares of each Fund may be redeemed at their respective NAV per share subject to any applicable CDSC.  However, for purchases of $500,000 or more, redemptions of Class A shares of a Fund that were purchased without an initial sales charge generally are subject to a 0.75% CDSC if redeemed within 18 months of their purchase.  Class C shares generally are subject to a 1% CDSC if redeemed within 12 months of their purchase.  Class R, Class R6 and Advisor Class shares of each Fund are not subject to a CDSC.  Additional information and specific instructions explaining how to redeem and exchange shares of each Fund are outlined in each Fund’s Prospectus, under the heading “Your Account.”  Each Fund’s Prospectus also lists under the heading, “Questions,” phone numbers for you to call if you have any questions about your account.

Who manages the Funds?

A board of trustees provides general oversight of the business and affairs of each Fund but is not involved in day-to-day management or securities selection.  The Flexible Alpha Bond Fund and the Low Duration Fund are each an open-end management investment company (commonly called a mutual fund) registered with the SEC.  The Flexible Alpha Bond Fund operates as a diversified series of the Trust and the Low Duration Fund operates as a diversified series of FIST.

Investment Manager.  FAI, One Franklin Parkway, San Mateo, CA 94403-1906, serves as Investment Manager for both Funds.  Under an agreement with FAI, Franklin Templeton Institutional, LLC (FT Institutional), 280 Park Avenue, New York, New York 10017, is the Flexible Alpha Bond Fund’s subadvisor. FT Institutional provides FAI with investment management advice and assistance. For purposes of the Flexible Alpha Bond Fund’s investment strategies, techniques and risks, the term “Investment Manager” includes any subadvisor.  FAI and FT Institutional are each a wholly owned subsidiary of Franklin Resources, Inc. (“FRI”). FRI is a publicly owned holding company with its principal offices located at One Franklin Parkway, San Mateo, California 94403-1906.  FAI, FT Institutional and their affiliates managed over $715 billion in assets as of June 30,  2019.  Charles B. Johnson (former Chairman and Director of FRI) and Rupert H. Johnson, Jr. are principal shareholders of FRI.

Fund Management Team.  Each Fund is managed by a portfolio management team and have a common portfolio manager, Sonal Desai, Ph.D.  The portfolio managers have responsibility for the day-to-day management of the Funds and seek to develop ideas and implement investment strategy for each Fund.

Portfolio Managers of the Funds
Flexible Alpha Bond Fund	Low Duration Fund
Sonal Desai, Ph.D.	Roger Bayston, CFA
David Yuen, CFA	Kent Burns, CFA
Michael J. Materasso	Sonal Desai, Ph.D
David Yuen, CFA

The current members of the portfolio management team of the Low Duration Fund are expected to continue to manage the Low Duration Fund after the Transaction.  The SAI for the Flexible Alpha Bond Fund, dated September 1, 2019 (the “Flexible Alpha Bond Fund SAI”) and the SAI for the Low Duration Fund dated March 1, 2019, as supplemented to date (the “Low Duration Fund SAI”), provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.  For information on how to obtain a copy of the Flexible Alpha Bond Fund SAI and the Low Duration Fund SAI, please see the section entitled “INFORMATION ABOUT THE FUNDS.”

What are the Funds’ investment management fees?

Currently, the investment management fee rate paid by the Low Duration Fund is lower than the investment management fee rate paid by the Flexible Alpha Bond Fund.   The overall annual investment management fee rate for the Low Duration Fund is currently 0.50%.  The overall annual investment management fee rate for the Flexible Alpha Bond Fund is currently 0.55%.  As shown in the table below, the breakpoints in the Flexible Alpha Bond Fund’s investment management agreement with FAI are different from those of the Low Duration Fund.  The Low Duration Fund has an investment management fee that is lower than that of the Flexible Alpha Bond Fund at all net asset levels other than below $1 billion, and the Low Duration Fund has an additional breakpoint at net asset levels over $21.5 billion.

Flexible Alpha Bond Fund	Low Duration Fund
0.550% of the value of the Fund’s average daily net assets up to and including $1 billion;	0.625% of the value of net assets up to and including $500 million;
0.500% of the value of the Fund’s average daily net assets over $1 billion up to and including $5 billion	0.525% of the value of net assets over $500 million up to and including $1 billion;
0.450% of the value of the Fund’s average daily net assets over $5 billion up to and including $10 billion;	0.480% of the value of net assets over $1 billion up to and including $1.5 billion;
0.445% of the value of the Fund’s average daily net assets over $10 billion up to and including $15 billion;	0.435% of the value of net assets over $1.5 billion up to and including $6.5 billion;
0.440% of the value of the Fund’s average daily net assets over $15 billion up to and including $20 billion;	0.415% of the value of net assets over $6.5 billion up to and including $11.5 billion;

Flexible Alpha Bond Fund	Low Duration Fund
0.435% of the value of the Fund’s average daily net assets over $20 billion.	0.400% of the value of net assets over $11.5 billion up to and including $16.5 billion;
0.390% of the value of net assets over $16.5 billion up to and including $19 billion;
0.380% of the value of net assets over $19 billion up to and including $21.5 billion; and
0.370% of the value of net assets over $21.5 billion.

For the fiscal year ended April 30, 2019, the Flexible Alpha Bond Fund paid FAI investment management fees of $2,134,980 (before waivers) and $1,891,983 (after waivers). FAI in turn paid FT Institutional sub-advisory fees of $378,321. For the fiscal year ended April 30, 2019, FAI agreed to reduce its fees to reflect reduced services resulting from the Flexible Alpha Bond Fund’s investment in a Franklin Templeton money fund. In addition, FAI has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Flexible Alpha Bond Fund so that common expenses (i.e., a combination of investment management fees , and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.85% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until August 31, 2020.

For the fiscal year ended October 31, 2018, the Low Duration Fund paid FAI investment management fees of $13,417,611 (before waivers) and $7,214,679 (after waivers).  For the fiscal year ended October 31, 2018, FAI agreed to reduce its fees to reflect reduced services resulting from the Low Duration Fund’s investments in Franklin Templeton affiliated funds. In addition, FAI has contractually agreed to waive or assume certain expenses so that common expenses (excluding the Rule 12b‑1 fees; acquired fund fees and expenses; and certain non-routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Low Duration Fund other than Class R6 do not exceed 0.44%, and for Class R6 do not exceed 0.30%, until February 28, 2021. Under this fee and expense waiver, fees and expenses of the Low Duration Fund (including management, administration and custody fees) were waived equally among all classes and, to the extent necessary, transfer agency fees will be waived equally among classes, except with respect to Class R6, for which its class-specific transfer agency fees may be waived in a different amount.

A discussion regarding the basis for the board approval of the investment management agreement for the applicable Fund is available in each Fund’s most recent Annual or Semiannual Report to Shareholders (for the fiscal year ended April 30, 2019 for the Flexible Alpha Bond Fund and the six-month period ended April 30, 2019 for the Low Duration Fund).

Each Fund has an investment management arrangement that includes both investment management and administrative services, and the agreements are substantially similar.  FAI has subcontracted with Franklin Templeton Services, LLC (“FT Services”) to provide administrative services and facilities to each Fund.  For such services, FAI pays FT Services an administrative fee out of its investment management fees from each Fund.

What are the fees and expenses of each Fund and what might they be after the Transaction?

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds.  Expense ratios reflect annual fund operating expenses for the one year period for each of the Flexible Alpha Bond Fund and Low Duration Fund.  The tables also show the pro forma estimated fees and expenses for the Low Duration Fund, assuming that (i) shareholders of the Flexible Alpha Bond Fund approve the Plan; (ii) the Transaction had been completed as of October 31, 2018; and (iii) the Low Duration Fund had one year of combined operations.  The purpose of the tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as a shareholder of the combined Low Duration Fund.

You will not pay any initial or deferred sales charge in connection with the Transaction.

TABLE OF SHAREHOLDER FEES (both Funds)

The following tables show shareholder fees paid directly from a new investment, which will remain the same after the Transaction.  You will not pay these charges in connection with the Transaction.

Flexible Alpha Bond Fund
Shareholder Fees (fees paid directly from your investment)	Class A	Class C1	Class R	Class R6	Advisor Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None[2]	1.00%	None	None	None

1 Effective October 5, 2018, Class C shares of the Fund convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 10-year anniversary of the Class C shares’ purchase date. Such conversions are on the basis of the relative net asset values of the two classes, are not subject to Class A shares’ sales charges and are not expected to be a taxable event for federal income tax purposes. Certain shares that are invested through retirement plans, omnibus accounts or in certain other instances may not automatically convert if the financial intermediary does not have the ability to track purchases to credit individual shareholders’ holding periods.
2 There is a 0.75% contingent deferred sales charge that applies to investments of $500,000 or more and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

Low Duration Fund

Shareholder Fees (fees paid directly from your investment)	Class A	Class C1	Class R	Class R6	Advisor Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None[2]	1.00%	None	None	None

1 Effective October 5, 2018, Class C shares of the Fund convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 10-year anniversary of the Class C shares’ purchase date. Such conversions are on the basis of the relative net asset values of the two classes, are not subject to Class A shares’ sales charges and are not expected to be a taxable event for federal income tax purposes. Certain shares that are invested through retirement plans, omnibus accounts or in certain other instances may not automatically convert if the financial intermediary does not have the ability to track purchases to credit individual shareholders’ holding periods.
2 There is a 0.75% contingent deferred sales charge that applies to investments of $500,000 or more and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

ANNUAL OPERATING EXPENSE TABLE FOR CLASS A, CLASS C, CLASS R, CLASS R6 AND ADVISOR CLASS SHARES OF THE FUNDS AND PROJECTED EXPENSES AFTER THE TRANSACTION
ANNUAL FUND OPERATING EXPENSES[1] (expenses that you pay each year as a percentage of the value of your investment)	Flexible Alpha Bond Fund	Low Duration Fund	Pro Forma Combined Low Duration Fund
	Class A	Class A	Class A7

Management fees	0.55%	0.50%	0.49%
Distribution and service (12b-1) fees	0.25%[2]	0.25%	0.25%
Other expenses	0.39%[3]	0.19%[5]	0.19%[5]
Acquired fund fees and expenses	0.07%	0.03%	0.03%
Total annual Fund operating expenses	1.26%[3]	0.97%[5]	0.96%[5]
Fee waiver and/or expense reimbursement	-0.09%[4]	-0.25%[6]	-0.24%[6]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.17%[3,4]	0.72%[5,6]	0.72%[5,6]

ANNUAL FUND OPERATING EXPENSES[1]	Flexible Alpha Bond Fund	Low Duration Fund	Pro Forma Combined Low Duration Fund
	Class C	Class C	Class C7

Management fees	0.55%	0.50%	0.49%
Distribution and service (12b-1) fees	0.65%	0.65%	0.65%
Other expenses	0.39%[3]	0.19%[5]	0.19%[5]
Acquired fund fees and expenses	0.07%	0.03%	0.03%
Total annual Fund operating expenses	1.66%[3]	1.37%[5]	1.36%[5]
Fee waiver and/or expense reimbursement	-0.09%[4]	-0.25%[6]	-0.24%[6]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.57%[3,4]	1.12%[5,6]	1.12%[5,6]

ANNUAL FUND OPERATING EXPENSES[1]	Flexible Alpha Bond Fund	Low Duration Fund	Pro Forma Combined Low Duration Fund
	Class R	Class R	Class R7

Management fees	0.55%	--	0.49%
Distribution and service (12b-1) fees	0.50%[2]	--	0.50%
Other expenses	0.39%[3]	--	0.19%[5]
Acquired fund fees and expenses	0.07%	--	0.03%
Total annual Fund operating expenses	1.51%[3]	--	1.21%[5]
Fee waiver and/or expense reimbursement	-0.09%[4]	--	-0.24%[6]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.42%[3,4]	--	0.97%[5,6]

ANNUAL FUND OPERATING EXPENSES[1]	Flexible Alpha Bond Fund	Low Duration Fund	Pro Forma Combined Low Duration Fund
	Class R6	Class R6	Class R6[7]

Management fees	0.55%	0.50%	0.49%
Distribution and service (12b-1) fees	None	None	None
Other expenses	0.10%[3]	0.05%[5]	0.05%[5]
Acquired fund fees and expenses	0.07%	0.03%	0.03%
Total annual Fund operating expenses	0.72%[3]	0.58%[5]	0.57%[5]

ANNUAL FUND OPERATING EXPENSES[1]	Flexible Alpha Bond Fund	Low Duration Fund	Pro Forma Combined Low Duration Fund
Fee waiver and/or expense reimbursement	-0.09%[4]	-0.25%[6]	-0.24%[6]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.63%[3,4]	0.33%[5,6]	0.33%[5,6]

ANNUAL FUND OPERATING EXPENSES[1]	Flexible Alpha Bond Fund	Low Duration Fund	Pro Forma Combined Low Duration Fund
	Advisor Class	Advisor Class	Advisor Class[7]

Management fees	0.55%	0.50%	0.49%
Distribution and service (12b-1) fees	None	None	None
Other expenses	0.39%[3]	0.19%[5]	0.19%[5]
Acquired fund fees and expenses	0.07%	0.03%	0.03%
Total annual Fund operating expenses	1.01%[3]	0.72%[5]	0.71%[5]
Fee waiver and/or expense reimbursement	-0.09%[4]	-0.25%[6]	-0.24%[6]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.92%[3,4]	0.47%[5,6]	0.47%[5,6]

[1]
Expense ratios reflect annual fund operating expenses for April 30, 2019 for the Flexible Alpha Bond Fund, and October 31, 2018 for the Low Duration Fund, the most recent fiscal year end of each Fund.  Other expenses for Class R shares of the Low Duration Fund are based on estimated amounts for the current fiscal year.

[2]	Class A and Class R distribution and service (12b-1) fees have been restated to reflect the maximum amount permitted under their respective Distribution Plan.

[3]
Other expenses of the Fund have been restated to reflect current period expenses. If such expenses had not been included in the table above, other expenses would have been lower . Consequently, the Fund’s total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

[4]
The Investment Manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding the Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund do not exceed 0.85%, and for Class R6 do not exceed 0.56% (inclusive of a cap of 0.02% on such class’ transfer agency fees) until August 31, 2020 . The Investment Manager has also contractually agreed in advance to reduce its fee as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of the Fund’s prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

5
Other expenses of the Fund have been restated to exclude non-recurring prior period expenses and for Class R6 shares, to reflect current fiscal year expenses. If the non-recurring prior period expenses were included in the table above, the amounts stated would have been greater. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

[6]
The Investment Manager has contractually agreed to waive or assume certain fees and expenses so that total annual Fund operating expenses (excluding the Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund other than Class R6 do not exceed 0.44%, and for Class R6 do not exceed 0.30%, until February 28 , 2021 . The Investment Manager also has contractually agreed in advance to reduce its fees as a result of the Fund’s investments in Franklin Templeton affiliated funds (acquired funds) for at least one year following the date of the Fund’s statutory prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

[7]	Pro forma expenses are based on current and anticipated Low Duration Fund expenses as if the Transaction had been effective as of October 31, 2018 and had experienced a year of combined operations.

Example

These examples are intended to help you compare the cost of investing in the Flexible Alpha Bond Fund’s Class A, Class C, Class R, Class R6 and Advisor Class shares with the cost of investing in the Low Duration Fund Class A, Class C, Class R, Class R6 and Advisor Class shares, both before and after the Transaction.  The example assumes:

•	You invest $10,000 in the Flexible Alpha Bond Fund and in the Low Duration Fund for the periods shown;
•	Your investment has a 5% return each year;
•	The Fund’s operating expenses remain the same, taking into account any contractual waivers for the applicable period; and
•	You sell your shares at the end of the period.

The example reflects adjustments made to the Flexible Alpha Bond Fund’s operating expenses due to the fee waivers and/or expense reimbursements for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Flexible Alpha Bond Fund - Class A	$490[1]	$752	$1,034	$1,838
Low Duration Fund - Class A	$297[1]	$503	$726	$1,367
Pro Forma Low Duration Fund - Class A (assuming the Transaction is completed)	$297	$501	$721	$1,356

1  Assumes a CDSC will not apply.

	1 Year	3 Years	5 Years	10 Years
Flexible Alpha Bond Fund - Class C	$260	$515	$895	$1,963
Low Duration Fund - Class C	$214	$409	$726	$1,626
Pro Forma Low Duration Fund - Class C (assuming the Transaction is completed)	$214	$407	$722	$1,616

	1 Year	3 Years	5 Years	10 Years
Flexible Alpha Bond Fund - Class R	$145	$469	$816	$1,799
Low Duration Fund - Class R	$--	$--	$--	$--
Pro Forma Low Duration Fund - Class R (assuming the Transaction is completed)	$99	$360	$642	$1,446

	1 Year	3 Years	5 Years	10 Years
Flexible Alpha Bond Fund - Class R6	$64	$221	$392	$888

Low Duration Fund - Class R6	$34	$161	$299	$702
Pro Forma Low Duration Fund - Class R6 (assuming the Transaction is completed)	$34	$158	$295	$691

	1 Year	3 Years	5 Years	10 Years
Flexible Alpha Bond Fund – Advisor Class	$94	$313	$550	$1,232
Low Duration Fund – Advisor Class	$48	$205	$376	$872
Pro Forma Low Duration Fund – Advisor Class (assuming the Transaction is completed)	$48	$203	$372	$861

If you do not sell your shares:	1 Year	3 Years	5 Years	10 Years
Flexible Alpha Bond Fund - Class C	$160	$515	$895	$1,963
Low Duration Fund - Class C	$114	$409	$726	$1,626
Pro Forma Low Duration Fund - Class C (assuming the Transaction is completed)	$114	$407	$722	$1,616

How do the performance records of the Funds compare?

The average total return figures for Class A, Class C, Class R, Class R6 and Advisor Class shares of the Funds, as applicable, with and without any applicable sales charges and before taxes, as of June 19, 2019, are shown below. The Flexible Alpha Bond Fund commenced operations on August 3, 2015.

Average Annual Total Return	Flexible Alpha Bond Fund Class A (with sales charge)	Low Duration Fund Class A (with sales charge)
1 Year	-1.57%	1.53%
3 Years	0.36%	1.03%
5 Years	N/A	1.00%
10 Years	N/A	2.29%

Average Annual Total Return	Flexible Alpha Bond Fund Class A (without sales charge)	Low Duration Fund Class A (without sales charge)
1 Year	2.26%	3.85%
3 Years	1.67%	2.09%
5 Years	N/A	1.46%
10 Years	N/A	2.29%

Average Annual Total Return	Flexible Alpha Bond Fund Class C (with sales charge)	Low Duration Fund Class C (with sales charge)
1 Year	0.84%	2.45%
3 Years	1.15%	1.67%
5 Years	N/A	1.06%
10 Years	N/A	1.86%

Average Annual Total Return	Flexible Alpha Bond Fund Class C (without sales charge)	Low Duration Fund Class C (without sales charge)
1 Year	1.84%	3.45%
3 Years	1.15%	1.67%
5 Years	N/A	1.06%
10 Years	N/A	1.88%

Average Annual Total Return	Flexible Alpha Bond Fund Class R	Low Duration Fund Class R1
1 Year	1.97%	N/A
3 Years	1.46%	N/A
5 Years	N/A	N/A
10 Years	N/A	N/A

Average Annual Total Return	Flexible Alpha Bond Fund Class R6	Low Duration Fund Class R6
1 Year	2.66%	4.25
3 Years	1.88%	2.48
5 Years	N/A	1.85
10 Years	N/A	2.68

Average Annual Total Return	Flexible Alpha Bond Fund Advisor Class	Low Duration Fund Advisor Class
1 Year	2.46%	4.10%
3 Years	1.80%	2.35%
5 Years	N/A	1.71%
10 Years	N/A	2.56%

1  If approved, Class R shares will be launched on October 15, 2019 to help facilitate the reorganization.

Included in the financial highlights tables of the Flexible Alpha Bond Fund and the Low Duration Fund (Exhibit B) are the (1) total returns for the Flexible Alpha Bond Fund, for the past four fiscal periods ended April 30, 2019, and the (2) Low Duration Fund’s total returns for the past five fiscal years ended October 31, 2018 and the fiscal period ended April 30, 2019.  Performance information for periods ended December 31, 2018, with and without sales charges, is incorporated by reference to the Flexible Alpha Bond Fund Prospectus under the section “Fund Summary – Information about the Fund you should know before investing – Performance” and to the Low Duration Fund Prospectus under the section “Fund Summary – Information about the Fund you should know before investing – Performance.”

The Funds’ past performance is not necessarily an indication of how the Funds will perform in the future.  You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Where can I find more financial and performance information about the Funds?

The Low Duration Fund Prospectus (enclosed), the Flexible Alpha Bond Fund Prospectus, the Low Duration Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2018  and Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2019, and the Flexible Alpha Bond Fund’s Annual Report to Shareholders for the fiscal year ended April 30, 2019, contain additional financial and performance information about the Funds, including each Fund’s financial performance for the past five years (or since inception, with respect to the Flexible Alpha Bond Fund, which commenced operations on August 3, 2015), under the heading “Financial Highlights.”  See also Exhibit B – Financial Highlights of the Flexible Alpha Bond Fund and Low Duration Fund. Additional performance information as of the calendar year ended December 31, 2018, including after-tax return information, is contained in the Flexible Alpha Bond Fund Prospectus and the Low Duration Fund Prospectus (enclosed) under the heading “Performance.” These documents are available free of charge upon request (see the section “INFORMATION ABOUT THE FUNDS”).

What are other key features of the Funds?

Service Providers.  The Funds use the same service providers for the following services:

•	Custody Services. The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of each Fund’s securities and other assets.

•
Transfer Agency Services.  Franklin Templeton Investor Services, LLC, 3344 Quality Drive, Rancho Cordova, CA 95670-7313, an indirect wholly owned subsidiary of FRI, is each Fund’s shareholder servicing agent and acts as the Funds’ transfer agent and dividend-paying agent.

•
Administrative Services.  FT Services, One Franklin Parkway, San Mateo, CA 94403-1906, an indirect wholly owned subsidiary of FRI, has an agreement with FAI to provide certain administrative services and facilities for the Funds.  The administrative services include preparing and maintaining books, records and tax and financial reports and monitoring compliance with regulatory requirements.

•
Distribution Services.  Distributors, One Franklin Parkway, San Mateo, CA 94403-1906, acts as the principal underwriter in the continuous public offering of each Fund’s shares under the same terms and conditions.

•
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, serves as each Fund’s independent registered public accounting firm.  The independent registered public accounting firm audits the financial statements included in each Fund’s Annual Report to Shareholders.

Distribution and Service (12b-1) Fees.  The Class A, Class C and Class R shares of each Fund have a distribution or “Rule 12b-1” plan.  Under the Rule 12b-1 plan, the Funds may pay Distributors or others for the expenses of activities that are primarily intended to result in the sale of shares of that class.  These expenses may include, among others, service fees paid to securities dealers or others who have executed a servicing agreement with a Fund, Distributors or its affiliates who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements.  The distribution and service (12b-1) fees charged to each class are based only on expenses attributable to that particular class.

Under the Class A Rule 12b-1 Plan for both Funds, each Fund may pay up to 0.25% per year of the average daily net assets of such Fund’s Class A shares.   Under the Class C Rule 12b-1 Plan for both Funds, each Fund pays Distributors up to 0.65% per year of such Fund’s Class C’s average daily net assets.  Under the Class R Rule 12b-1 Plan for both Funds, each Fund pays Distributors up to 0.50% per year of such Fund’s Class R’s average daily net assets.  Class R6 and Advisor Class shares have no Rule 12b-1 plan.  For more information regarding the Funds’ Rule 12b-1 plans, please see “The Underwriter—Distribution and service (12b-1) fees – Class A, C and R” in each Fund’s SAI.

Fiscal Years.  The fiscal year end of the Flexible Alpha Bond Fund is April 30.  The fiscal year end of the Low Duration Fund is October 31.

Dividends and Distributions.  Each Fund declares income dividends from its net investment income each day that its net asset value (NAV) is calculated and pays them monthly.  The Funds may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund.  Capital gains, if any, may be paid at least annually.  The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.  Your income dividends and capital gain distributions will be automatically reinvested in additional shares at NAV unless you elect to receive them in cash.

Tax. The tax implications of an investment in each Fund are generally the same.  For more information about the tax implications of investments in the Funds, see each Fund’s Prospectus under the heading “Distributions and Taxes.”

REASONS FOR THE TRANSACTION

At a meeting of the Board on July 17, 2019 (the “July Meeting”), FAI and Distributors (together “Management”) recommended to the Board that it approve the reorganization of the Flexible

Alpha Bond Fund with and into the Low Duration Fund.  Management recommended the Transaction because of the similar investment goals, principal investment strategies and risks of the Funds and the fact that the Transaction may benefit shareholders of the Flexible Alpha Bond Fund by enabling them to be investors in a fund with a larger asset size, lower annual fund operating expenses, and higher average annual total returns for the one- and three-year periods.

At the July Meeting, the Board considered and approved the proposed Transaction.  The Independent Trustees were advised on this matter by independent counsel.

The Board requested and received from FAI written materials containing relevant information about the Low Duration Fund and the proposed Transaction, including fee and expense information on an actual and future estimated basis, and comparative performance data of the Flexible Alpha Bond Fund and the Low Duration Fund.

The Board reviewed detailed information about: (1) the comparability of the investment goals, strategies, policies, restrictions and investments of the Funds; (2) the portfolio management and other service providers of the Funds; (3) the comparative short-term and long-term investment performance of the Funds; (4) the current expense ratios of each Fund and the anticipated post-Transaction expense ratio of the Low Duration Fund; (5) the relative asset size of each Fund, including the benefits to the Flexible Alpha Bond Fund of joining with a larger fund; (6) how the costs of the Transaction will be shared, including FAI’s agreement to pay a portion of the expenses related to the Transaction; (7) the federal income tax consequences of the Transaction to each Fund’s shareholders; and (8) the general characteristics of the Funds.

The Board considered the potential benefits, risks and costs of the Transaction to shareholders of the Flexible Alpha Bond Fund.  In approving the Transaction, the Board considered the following factors, among other things:

Larger Acquiring Fund.  As of April 30, 2019, the Low Duration Fund had a significantly larger asset base (approximately $3.1 billion) than the Flexible Alpha Bond Fund (approximately $507.2 million).

Low Duration Fund’s Lower Expenses.  The Low Duration Fund’s annual operating expense ratios for each share class are lower than the Flexible Alpha Bond Fund’s annual operating expense ratios for its share classes (both with and without fee waivers).

Performance.  The Flexible Alpha Bond Fund commenced operations on August 3, 2015 and the Low Duration Fund has outperformed the Flexible Alpha Bond Fund over the one-year (+0.82%) and three-year (+0.59%) periods ended April 30, 2019 (based on Class A Shares without sales load).  Please see “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS - How do the performance records of the Funds compare?” for additional performance information for the Funds’ other share classes.

Similar Investment Objectives and Strategies.  Both Funds have generally similar investment goals, invest in the same fixed income sectors, are managed by the same Investment Manager, have a common portfolio manager, and are focused on minimizing portfolio volatility.  The Flexible Alpha Bond Fund invests at least 80% of its net assets in bonds and investments that provide exposure to bonds, including global debt obligations of any credit quality, maturity or duration, and derivatives. The Flexible Alpha Bond Fund aims to provide attractive risk-adjusted total returns over a full market cycle. The Flexible Alpha Bond Fund’s weighted average portfolio duration typically ranges from -2 to +5 years.  The Low Duration Fund invests primarily in investment grade debt securities, which may be represented by derivatives that provide exposure to debt securities.  The Low Duration Fund targets an estimated average portfolio duration of 3 years or less.  The Investment Manager expects that the Low Duration Fund will retain a significant majority of the portfolio holdings of the Flexible Alpha Bond Fund.

Tax-Free Reorganization.  The Transaction is anticipated to be treated as a tax-free reorganization for federal income tax purposes.

Continuity in Service Providers. If the Transaction is completed, there will be continuity in service providers. The Investment Manager, a member of the portfolio management team, distributor, administrator, transfer agent, custodian, auditors and legal counsel will remain unchanged.

Assets Acquired Without Transaction Costs.  The Board considered that shareholders of the Low Duration Fund could benefit from the Transaction to the extent that the Low Duration Fund receives certain securities it would otherwise acquire for its portfolio from the Flexible Alpha Bond Fund without incurring transaction costs.

Costs of the Transaction.  The Board considered that the Plan provided that each Fund will pay 25% of the expenses of the Transaction with FAI paying the remaining 50% of such expenses.  In considering the Transaction expenses to be borne by each Fund, the Board also considered that the Transaction will offer shareholders of both Funds the opportunity to benefit from the growth in assets realized by combining the Funds because it would allow costs to be spread over a larger asset base.  However, in light of the current expense waivers that are in place for both Funds, FAI or an affiliate will pay all of the Funds’ portions of the Transaction expenses. The Board also considered Management’s intention to sell approximately 10% of the Flexible Alpha Bond Fund’s portfolio holdings that are transferred from the Flexible Alpha Bond Fund to the Low Duration Fund, and Management’s belief that the cost of such sales would not be material.

Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board of the Trust, on behalf of the Flexible Alpha Bond Fund, and the Board of FIST, on behalf of the Low Duration Fund, including all of the Independent Trustees, concluded that participating in the Transaction is in the best interests of the Flexible Alpha Bond Fund and the Low Duration Fund, respectively, and that no dilution of value would result to the respective shareholders of the Flexible Alpha Bond Fund and the Low Duration Fund from the Transaction.  Each Board unanimously approved the Plan on July 17, 2019, and the Board of the Trust, on behalf of the Flexible Alpha Bond Fund, unanimously recommended that shareholders of the Flexible Alpha Bond Fund vote to approve the Plan.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD, ON BEHALF OF THE FLEXIBLE ALPHA BOND FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PLAN

INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan.  You should read the form of the Plan, which is attached as Exhibit A, for more complete information about the Transaction.

How will the Transaction be carried out?

If the shareholders of the Flexible Alpha Bond Fund approve the Plan, the Transaction will be completed after various conditions are satisfied, including the preparation of certain documents.  If the shareholders of the Flexible Alpha Bond Fund do not approve the Plan, the Transaction will not take place, and the Flexible Alpha Bond Fund will continue to operate as it currently does, and the Board will consider such other actions as it deems necessary or appropriate.

If the shareholders of the Flexible Alpha Bond Fund approve the Plan, the officers of the Trust and of FIST will determine a specific date, called the “closing date,” for the actual Transaction to take place.  The Flexible Alpha Bond Fund will transfer substantially all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), to the Low Duration Fund on the closing date, which is scheduled to occur on or about October 25, 2019 (the “Closing Date”), but which may occur on an earlier or later date as the officers of the Trust and of FIST may mutually agree.  The Low Duration Fund will not assume any liabilities of the Flexible Alpha Bond Fund, whether accrued or contingent, known or unknown, and the Trust, on behalf of the Flexible Alpha Bond Fund, will use its reasonable best efforts to discharge all of the known liabilities of the Flexible Alpha Bond Fund.  In exchange, the Low Duration Fund will issue the Low Duration Fund Shares that have an aggregate NAV equal to the dollar value of the assets delivered to the Low Duration Fund by the Trust on behalf of the Flexible Alpha Bond Fund.  The Trust, on behalf of the Flexible Alpha Bond Fund, will distribute to its shareholders the Low Duration Fund Shares it receives.  Each shareholder of the Flexible Alpha Bond Fund will receive the Low Duration Fund Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Flexible Alpha Bond Fund.  The share transfer books of the Flexible Alpha Bond Fund will be permanently closed as of 1:00 p.m., Pacific time, on the Closing Date.  The Flexible Alpha Bond Fund will accept requests for redemptions only if received in proper form before 1:00 p.m., Pacific time, on the Closing Date.  Requests received after that time will be considered requests to redeem the Low Duration Fund Shares.  Prior to the Closing Date, the Trust, on behalf of the Flexible Alpha Bond Fund, will pay or make provision for payment of all of its remaining liabilities, if any.  At the closing, each shareholder of record of the Flexible Alpha Bond Fund shall have the right to receive any unpaid dividends or distributions declared prior to the closing, including any declared dividend or distribution, with respect to shares of the Flexible Alpha Bond Fund that such shareholder had on the distribution record date.  The Flexible Alpha Bond Fund will then terminate its existence, liquidate, and dissolve.

The obligations of the Funds under the Plan are subject to various conditions, including:

•
the Low Duration Fund’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Proxy Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

•	the shareholders of the Flexible Alpha Bond Fund shall have approved the Transaction; and

•
both the Trust, on behalf of the Flexible Alpha Bond Fund, and FIST, on behalf of the Low Duration Fund, shall have received the tax opinion described below that the consummation of the Transaction will not result in the recognition of gain or loss for federal income tax purposes for the Flexible Alpha Bond Fund, the Low Duration Fund, or their shareholders.

Both the Trust, on behalf of the Flexible Alpha Bond Fund, and FIST, on behalf of the Low Duration Fund, may terminate or abandon the Plan at any time before or after the approval of the Plan by the shareholders of the Flexible Alpha Bond Fund.

Who will pay the expenses of the Transaction?

Each Fund will pay 25% of the total cost of the Transaction and FAI will pay 50% of the total cost.  The total amount of such costs and expenses for the Transaction is estimated to be $103,000.  Thus, each Fund is expected to pay approximately $25,750 in connection with the Transaction.  However, in light of the current expense waivers, the Investment Manager or an affiliate will pay all of the Funds’ portions of the Transaction expenses.

What should I know about the Low Duration Fund Shares?

The Low Duration Fund Shares that will be distributed to the Flexible Alpha Bond Fund shareholders generally will have the same legal characteristics as the shares of the Flexible Alpha Bond Fund with respect to such matters as voting rights, assessability, conversion rights, and transferability.

What are the capitalizations of the Funds and what might the Low Duration Fund’s capitalization be after the Transaction?

The following table sets forth, as of April 30 , 2019, the capitalizations of the Flexible Alpha Bond Fund and the Low Duration Fund.  The table also shows the projected capitalization of the Low Duration Fund as adjusted to give effect to the proposed Transaction.  The capitalization of the Low Duration Fund and its classes is likely to be different when the Transaction is actually consummated.

	Flexible Alpha Bond Fund (Unaudited)[1]	Low Duration Fund (Unaudited)[1]	Pro Forma Adjustments to Capitalization[2] (Unaudited)	Combined Low Duration Fund Pro Forma[3] (Unaudited)
Net assets (all classes)	$507,216,785	$3,110,171,829	-	$3,617,388,614
Total shares outstanding (all classes)	52,230,713	320,802,295	-	372,932,900
Class A net assets	$1,457,622	$1,644,159,757	-	$1,645,617,379
Class A shares outstanding	150,249	169,998,364	-	170,149,101
Class A NAV per share	$9.70	$9.67	-	$9.67
Class C net assets	$368,099	$129,779,837	-	$130,147,936
Class C shares outstanding	38,195	13,473,531	-	13,511,755
Class C NAV per share	$9.64	$9.63	-	$9.63
Class R net assets	$83,196	$5,000	-	$88,196
Class R shares outstanding	8,586	518	-	9,139
Class R NAV per share	$9.69	$9.65	-	$9.65
Class R6 net assets	$504,874,697	$1,107,504,302	-	$1,612,378,999
Class R6 shares outstanding	51,989,011	113,804,638	-	165,693,096
Class R6 NAV per share	$9.71	$9.73	-	$9.73
Advisor Class net assets	$433,171	$228,722,933	-	$229,156,104
Advisor Class shares outstanding	44,672	23,525,244	-	23,569,809
Advisor Class NAV per share	$9.70	$9.72	-	$9.72

1.
Each Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class shares. As of April 30 , 2019, Class R shares of Low Duration Fund had not commenced operations and did not have any shares outstanding.  The number of shares outstanding include adjustments related to the issuance of shares resulting from the Transaction.  Figures reflect seed capital in connection with the creation of Class R shares for the Low Duration Fund.

2.
Adjustments reflect the costs of the Transaction incurred by the Funds. In light of the current expense waivers that are in place for the Funds, FAI or an affiliate will pay each Fund’s portion of the Transaction expenses.

3.
Numbers are projected after the Transaction.  The number of shares outstanding include adjustments related to the issuance of shares resulting from the Transaction.  Pro forma after Reorganization figures reflect seed capital in connection with the creation of Class R shares for Low Duration Fund.

At the closing of the Transaction, shareholders of the Flexible Alpha Bond Fund will receive the Low Duration Fund Shares based on the relative NAVs per share of the Funds as of 1:00 p.m., Pacific time, on the Closing Date.

COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS

This section describes the similarities and compares the key differences between the investment goals, principal investment strategies and fundamental policies of the Funds, as well as the principal risks associated with such goals, strategies and policies.  Certain investment policies of each Fund are fundamental, which means that they cannot be changed without the 1940 Act Majority Vote of that Fund’s outstanding shares.  Unless otherwise noted, the investment policies and strategies of each Fund are non-fundamental and may be changed without shareholder approval.  For a complete description of the Low Duration Fund’s investment policies, strategies and risks, you should read the Low Duration Fund Prospectus, which accompanies this Prospectus/Proxy Statement, and the Low Duration Fund SAI, which is available upon request.

How do the investment goals and strategies of the Funds compare?

Similar Investment Goals.

The Flexible Alpha Bond Fund’s investment goal is total return through a combination of current income and capital appreciation, whereas the Low Duration Fund’s investment goal is a high level of current income as is consistent with prudent investing, while seeking preservation of capital.  Both Funds, however, aim to provide total return in a risk-controlled manner and are focused on minimizing portfolio volatility.  The primary differences between the two Funds’ investment goals is that while both Funds consider current income, the Flexible Alpha Bond Fund also considers capital appreciation, as compared to the Low Duration Fund’s consideration of current income and preservation of capital.  Despite these wording differences, the Investment Manager, however, does not believe the Funds’ risk profiles are materially different .

Similar Principal Investment Strategies.

The Flexible Alpha Bond Fund and the Low Duration Fund have similar principal investment strategies but there are some differences.  The primary differences between the Funds’ strategies is that the Low Duration Fund has greater exposure to investment-grade debt securities and investments, including government and corporate debt securities and mortgage- and asset-backed securities. In addition, the Flexible Alpha Bond Fund has more flexibility with respect to investing in debt asset classes and can invest without regard to country, sector, quality, maturity or duration, and without reference to a benchmark index.  The Low Duration Fund seeks to outperform the Bloomberg Barclays U.S. Government & Credit (1-3 Year) Index and is less flexible than the Flexible Alpha Bond Fund with regard to its investments.  However, both Funds invest in the same fixed income sectors, aim to provide total return in a risk-controlled manner, and are focused on minimizing portfolio volatility.  In addition, the Flexible Alpha Bond Fund may also enter into options on currency futures contracts and, comparatively, utilizes currency related derivatives to a greater extent than the Low Duration Fund.

The following is a comparison of the Funds’ principal investment strategies, which are non-fundamental (i.e., they may be changed without shareholder approval) unless otherwise noted:

Flexible Alpha Bond Fund’s Principal Investment Strategies	Low Duration Fund’s Principal Investment Strategies
Debt Securities.  Under normal market conditions, the Fund invests at least 80% of its net assets in “bonds” and investments that provide exposure to bonds. In pursuing its investment goal, the Fund seeks to provide attractive risk-adjusted total returns over a full market cycle by allocating its portfolio across a broad range of global debt asset classes.  For purposes of this 80% policy, “bonds” include, but are not limited to: debt obligations of any credit quality, maturity or duration; all varieties of fixed income, variable rate and floating rate debt securities and investments; money market instruments; and derivatives, such as swap agreements, futures contracts and options, and other instruments, such as exchange-traded funds and other pooled investment vehicles, that provide exposure to bonds.

Debt Securities.  Under normal market conditions, the Fund invests primarily in debt securities, which may be represented by derivative investments that provide exposure to debt securities such as futures, options and swap agreements. The debt securities in which the Fund may invest include government and corporate debt securities, mortgage- and asset-backed securities, floating interest rate corporate loans and debt securities and municipal securities.

Duration. The Fund’s weighted average portfolio duration, as calculated by the Investment Manager , may typically range from -2 to +5 years, and includes the effect of the Fund’s derivative investments.
Duration. The Fund targets an estimated average portfolio duration of 3 years or less.
Investment Quality. The Fund may invest in both investment grade and high yield securities (also known as “junk bonds”), including a portion in distressed debt securities that are in default.
Investment Quality.  Under normal market conditions, the Fund invests primarily in investment grade debt securities to reduce credit risk and help to preserve the Fund’s capital.  The Fund also may invest up to 20% of its total assets in non-investment grade securities, including up to 5% in securities rated lower than B- by S&P or Moody’s, which may include defaulted securities.

Foreign Securities. The Fund may have a substantial amount of its assets invested in any class of debt securities, including foreign government and supranational debt securities.
Foreign Securities. The Fund may invest up to 25% of its total assets in foreign securities, including up to 20% of its total assets in non-U.S. dollar denominated securities and up to 10% of its total assets in emerging market securities.

Security Selection. In managing the Fund, the Investment Manager seeks to generate returns from various sources, other than solely from interest income, by allocating the Fund’s	Security Selection. The Investment Manager selects securities in various market sectors based on the Investment Manager ’s assessment of changing economic, market, industry and

Flexible Alpha Bond Fund’s Principal Investment Strategies	Low Duration Fund’s Principal Investment Strategies
portfolio across various risks (such as credit, currency and duration risks). In employing this strategy, the Investment Manager has the flexibility to invest across all debt asset classes without regard to country, sector, quality, maturity or duration and without reference to a benchmark index.
The Investment Manager selects securities in various market sectors based on the Investment Manager ’s assessment of changing economic, market, industry and issuer conditions. The Investment Manager uses a “top-down” analysis of macroeconomic trends, combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. In addition, the Investment Manager attempts to minimize exposure to those areas that it anticipates will not provide value or will produce declines in the Fund’s returns. This includes incorporating various macro and security specific hedging activities, many through derivative transactions, into the portfolio management process.

issuer conditions. The Investment Manager uses a “top-down” analysis of macroeconomic trends, combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events.

How do the fundamental investment policies of the Funds differ?

The Funds’ fundamental investment policies with respect to borrowing money, acting as underwriter, making loans, purchasing or selling real estate or commodities, issuing senior securities, and diversifying among issuers are identical. The fundamental investment restrictions of the Flexible Alpha Bond Fund and Low Duration Fund regarding concentrating in an industry have some differences (e.g., the Flexible Alpha Bond Fund’s restriction applies to “net” assets and excludes securities of other investment companies, whereas the Low Duration Fund’s restriction applies to “total” assets); however, the Investment Manager does not believe the differences are material.

What are the principal investment risks associated with investments in the Funds?

Like all investments, an investment in a Fund involves risk.  There is no assurance that any mutual fund will meet its investment goals.  The achievement of the Funds’ investment goals depends upon market conditions generally, and on the Investment Manager’s analytical and portfolio management skills.  For more information about the principal investment risks associated with investments in the Funds, see each Fund’s Prospectus under the heading “Fund Details – Principal Risks” and each Fund’s SAI under the heading “Goals, Strategies and Risks.”

Below are the principal investment risks of each Fund.  Unless noted otherwise, the principal investment risk applies to both Funds.

In addition to the common risks disclosed below, the Low Duration Fund discloses marketplace loans and variable rate securities risks.  Additionally, the Flexible Alpha Bond Fund discloses a more expansive foreign securities (non-U.S.) risk, whereas the Low Duration Fund discloses a separate emerging market countries risk.  The Low Duration Fund also discloses separate prepayment and extension risks; however, both Funds are subject to prepayment and extension risks as a result of their investments in mortgage-backed securities.

Principal Investment Risks Common to Both Funds:

Interest Rate. When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Credit. An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.

Mortgage Securities and Asset-Backed Securities. Mortgage securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of “locking in” long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise. Mortgage securities purchased on a delayed delivery or forward commitment basis through the TBA market are subject to the risk that the actual securities received by the Fund may be less favorable than anticipated, or that a counterparty will fail to deliver the security.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

High-Yield Debt Securities. Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Floating Rate Corporate Investments. Floating rate corporate loans and corporate debt securities generally have credit ratings below investment grade and may be subject to resale restrictions. They are often issued in connection with highly leveraged transactions, and may be subject to greater credit risks than other investments including the possibility of default or bankruptcy. In addition, a secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value on sale of a corporate loan. A significant portion of floating rate investments may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics.

Derivative Investments. The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Collateralized Debt Obligations. The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests and may be affected by the performance of a CDO’s collateral manager. CDOs may be deemed to be illiquid securities and are subject to the risks of: lower investor protection than other securities; considerable price declines; the potential inadequacy of collateral securities; and subordination to other classes of the CDO.

Income. The Fund’s distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Currency Management Strategies. Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Sovereign Debt Securities. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign investments generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Liquidity. From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the Investment Manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Market. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Management. The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s Investment Manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Foreign Securities (non-U.S.) (Flexible Alpha Bond). Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Foreign Securities (non-U.S.) (Low Duration Fund). Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Extension. Some debt securities, particularly mortgage-backed securities, are subject to the risk that the debt security’s effective maturity is extended because calls or prepayments are less or slower than anticipated, particularly when interest rates rise. The market value of such security may then decline and become more interest rate sensitive.

Prepayment. Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security’s maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Additional Principal Investment Risks to which the Low Duration Fund is Subject:

Marketplace Loans. Marketplace loans are subject to the risks associated with debt investments generally, including but not limited to, interest rate, credit, liquidity, high yield debt, market and income risks. Marketplace loans generally are not rated by rating agencies, are often unsecured, and are highly risky and speculative investments. Lenders and investors, such as the Fund, assume all of the credit risk on the loans they fund or purchase and there are no assurances that payments due on underlying loans will be made. In addition, investments in marketplace loans may be adversely affected if the platform operator or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans. Moreover, the Fund may have limited information about the underlying marketplace loans and information provided to the platform regarding the loans and the borrowers’ credit information may be incomplete, inaccurate or outdated. It also may be difficult for the Fund to sell an investment in a marketplace loan before maturity at the price at which the Fund believes the loan should be valued because these loans typically are considered by the Fund to be illiquid securities.

Emerging Market Countries. The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities and currency markets, including: delays in settling portfolio transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Variable Rate Securities. Because changes in interest rates on variable rate securities (including floating rate securities) may lag behind changes in market rates, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on variable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION

The following is a general summary of the material U.S. federal income tax consequences of the Transaction and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect.  These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code.  The principal federal income tax consequences that are expected to result from the Transaction are as follows:

•	no gain or loss will be recognized by the Flexible Alpha Bond Fund or the shareholders of the Flexible Alpha Bond Fund as a direct result of the Transaction;

•	no gain or loss will be recognized by the Low Duration Fund as a direct result of the Transaction;

•
the basis of the assets of the Flexible Alpha Bond Fund received by the Low Duration Fund will be the same as the basis of these assets in the hands of the Flexible Alpha Bond Fund immediately before the Transaction;

•	the holding period of the assets of the Flexible Alpha Bond Fund received by the Low Duration Fund will include the period during which such assets were held by the Flexible Alpha Bond Fund;

•
the aggregate tax basis of the shares of the Low Duration Fund to be received by a shareholder of the Flexible Alpha Bond Fund as part of the Transaction will be the same as the shareholder’s aggregate tax basis of the shares of the Flexible Alpha Bond Fund; and

•
the holding period of the shares of the Low Duration Fund received by a shareholder of the Flexible Alpha Bond Fund as part of the Transaction will include the period that a shareholder held the shares of the Flexible Alpha Bond Fund (provided that such shares of the Flexible Alpha Bond Fund are capital assets in the hands of such shareholder as of the closing).

Neither of the Funds has requested nor will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Transaction.  As a condition to closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to the Flexible Alpha Bond Fund and the Low Duration Fund as to the foregoing federal income tax consequences of the Transaction, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of each Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion.  Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Transaction on the Flexible Alpha Bond Fund, the Low Duration Fund, or any Flexible Alpha Bond Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on termination or transfer thereof) under a mark-to-market system of accounting.  A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Transaction.  See “INFORMATION ABOUT THE FUNDS.”

Opinions of counsel are not binding upon the IRS or the courts.  If the Transaction is consummated but the IRS or the courts were to determine that the Transaction did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Flexible Alpha Bond Fund would recognize gain or loss on the transfer of its assets to the Low Duration Fund, and each shareholder of the Flexible Alpha Bond Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Flexible Alpha Bond Fund shares and the fair market value of the shares of the Low Duration Fund it received.

Final Dividend or Other Distributions.  Prior to the closing of the Transaction, the Flexible Alpha Bond Fund will be required to distribute substantially all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated through the Closing Date.

Repositioning of the Flexible Alpha Bond Fund’s Portfolio Assets.  A portion of the Flexible Alpha Bond Fund’s portfolio assets may be sold in connection with the Transaction as distinct from normal portfolio turnover.  Such repositioning of the Flexible Alpha Bond Fund’s portfolio assets may occur before or after the closing of the Transaction.  These sales may result in the realization of capital gains, which, to the extent not offset by any available capital loss carryovers, would be distributed to shareholders.  The amount of any capital gains that may be realized and distributed to the shareholders will depend upon a variety of factors, including the Flexible Alpha Bond Fund’s net unrealized appreciation in the value of its portfolio assets at that time and whether such repositioning occurs before or after the Transaction.  The Investment Manager expects that the Low Duration Fund will retain, after the Transaction, a significant majority of the current portfolio holdings of the Flexible Alpha Bond Fund.  Taking into account the Flexible Alpha Bond Fund’s net unrealized depreciation in portfolio assets on a tax basis at April 30, 2019 of $3,069,870 ($0.06 per share; less than 1% of NAV) and the capital loss position of the Flexible Alpha Bond Fund as of such date shown in the below table, the sale of up to 10% of the portfolio assets prior to the closing of the Transaction should not result in capital gains that would be distributed to shareholders.  Additionally, if the sale of such portfolio assets occurs after the closing of the Transaction, the ability of the combined Fund to fully utilize the Flexible Alpha Bond Fund’s capital loss carryovers, if any as of the closing, to offset the resulting capital gain may be limited as described below with the result that shareholders of the Low Duration Fund may receive a greater amount of capital gain distributions than they would have had if the Transaction had not occurred.  Transaction costs also may be incurred due to the repositioning of the portfolio. The Investment Manager believes that these portfolio transaction costs will be immaterial in amount.

General Limitation on Capital Losses.  Assuming the Transaction qualifies as a tax-free reorganization, as expected, the Low Duration Fund will succeed to the capital loss carryovers, if any, of the Flexible Alpha Bond Fund upon the closing of the Transaction for federal income tax purposes.  The capital loss carryovers of both Funds will be available to offset future gains recognized by the combined Low Duration Fund, subject to limitations under the Code.  Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Low Duration Fund and its shareholders post-closing.  First, a Fund’s capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Fund in the Transaction on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Transaction closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Closing Date that is recognized in a taxable year). Second, if a Fund has built-in gains at the time of the Transaction that are realized by the combined Low Duration Fund in the five-year period following the Transaction, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund. Third, the capital losses of the Flexible Alpha Bond Fund that may be used by the Low Duration Fund (including to offset any “built-in gains” of the Flexible Alpha Bond Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Flexible Alpha Bond Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year. The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use of the Flexible Alpha Bond Fund’s aggregate capital loss carryovers following the Transaction are as follows:

	Flexible Alpha Bond Fund (Millions) As of 4/30/2019	Low Duration Fund (Millions) As of 10/31/2018
Aggregate Capital Loss Carryovers	$3.3	$112.0
Net Unrealized Depreciation on a Tax Basis	($3.1)	($14.0)
Net Assets	$507.2	$3,110.1
Approximate Annual Limitation for Capital Losses*	$11.2	N/A
*Based on the long-term tax-exempt rate for ownership changes during April 2019 of 2.20%. The actual limitation will equal the aggregate NAV of the Flexible Alpha Bond Fund on the closing date multiplied by the long term tax exempt rate for ownership changes during the month in which the Transaction closes; such limitation is increased by the amount of any built-in gain, i.e., unrealized appreciation in value of investments of the Flexible Alpha Bond Fund on the closing date that is recognized in a taxable year.

Appreciation in Value of Investments.  Shareholders of the Flexible Alpha Bond Fund will receive a proportionate share of any taxable income and gains realized by the Low Duration

Fund and not distributed to its shareholders prior to the Transaction when such income and gains are eventually distributed by the combined Low Duration Fund.  As a result, shareholders of the Flexible Alpha Bond Fund may receive a greater amount of taxable distributions than they would have if the Transaction had not occurred.  In addition, if the Low Duration Fund, following the Transaction, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its NAV than the Flexible Alpha Bond Fund, shareholders of the Flexible Alpha Bond Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have had if the Transaction had not occurred.  The unrealized appreciation in value of investments as a percentage of its NAV at April 30, 2019 was less than 1% for the Flexible Alpha Bond Fund and the Low Duration Fund on a combined basis.  As a result, shareholders of the Flexible Alpha Bond Fund may receive a greater amount of taxable distributions than they would have had if the Transaction had not occurred.

You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

INFORMATION ABOUT THE FUNDS

Information about each Fund is included in such Fund’s Prospectus.  The Low Duration Fund Prospectus and the Flexible Alpha Bond Fund Prospectus are both incorporated by reference into and are considered a part of this Prospectus/Proxy Statement.  The Low Duration Fund Prospectus also accompanies this Prospectus/Proxy Statement.  Additional information about the Funds is included in each Fund’s SAI.  The Low Duration Fund SAI and the Flexible Alpha Bond Fund SAI are incorporated into the Low Duration Fund Prospectus and the Flexible Alpha Bond Fund Prospectus, respectively, and into the SAI dated September 16 , 2019 relating to this Prospectus/Proxy Statement, each of which has been filed with the SEC.  The SAI relating to this Prospectus/Proxy Statement is also considered part of this Prospectus/Proxy Statement.  Information about the Funds is also included in each Fund’s Annual Report to Shareholders (for the fiscal year ended April 30, 2019 for the Flexible Alpha Bond Fund and October 31, 2018 for the Low Duration Fund) and in the Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2019 for the Low Duration Fund, as well as on the Funds’ website at franklintempleton.com.

You may request a free copy of each Fund’s Prospectus, SAI, Annual or Semi-Annual Report to Shareholders, the SAI relating to this Prospectus/Proxy Statement, and other information by calling (800) DIAL-BEN/342-5236 or by writing to a Fund at P.O. Box 997151, Sacramento, CA  95899-7151.

The Trust, on behalf of the Flexible Alpha Bond Fund, and FIST, on behalf of the Low Duration Fund, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”).  You can obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address:  publicinfo@sec.gov. This information is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

FURTHER INFORMATION ABOUT THE FUNDS

The following is a discussion of the organization of the Funds and, where applicable, of the Trust and FIST.  More detailed information about each Fund’s current structure is contained in a Fund’s SAI.

Comparison of Capital Structure.  Both the Flexible Alpha Bond Fund and the Low Duration Fund are series of their respective trusts.  Both the Trust and FIST are open-end management investment companies, commonly called mutual funds.  The Trust was organized as a Delaware statutory trust on January 25, 1991, and FIST was originally organized as a Massachusetts business trust on December 22, 1986 and was reorganized effective March 1, 2008 as a Delaware statutory trust.

The authorized number of shares of each Fund is unlimited, each without par value, and each Fund may issue fractional shares.  Shares of each Fund are fully paid and nonassessable and have no preference, preemptive or subscription rights.  The Flexible Alpha Bond Fund and the Low Duration Fund shareholders have no appraisal rights.

Comparison of Voting Rights.  Shares of each class of a Fund represent proportionate interests in such Fund’s assets.  On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class.  On matters that affect only one class, only shareholders of that class may vote.  Each class votes separately on matters affecting only that class, or matters expressly required to be voted on separately by class by state or federal law.  Shares of each class of the Flexible Alpha Bond Fund have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole, and shares of each class of the Low Duration Fund have the same voting and other rights and preferences as the other classes and series of FIST for matters that affect FIST as a whole.  For each Fund, each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share carries a proportionate fractional vote.  Shareholders of the Funds are not entitled to cumulative voting rights in the election of trustees, and this gives holders of more than 50% of the shares of the Trust and FIST, respectively, voting the ability to elect all of the members of the applicable Board.  If this happens, holders of the remaining shares voting will not be able to elect anyone to the applicable Board.

Proposals Subject to Shareholder Approval.  The 1940 Act provides that shareholders of the Funds have the power to vote with respect to certain matters; specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment management agreements and certain amendments to plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental.  In addition, shareholders of each Fund are granted the power to vote on certain matters by the laws governing Delaware statutory trusts and by the Trust’s and FIST’s Agreement and Declaration of Trust, respectively (each a “Trust Instrument” and collectively, the “Trust Instruments”).  For example, the Trust Instruments and bylaws give shareholders the power to vote only on: (i) such matters required by the Trust Instruments, the bylaws, the 1940 Act, other applicable law and any registration statement filed with the SEC, the registration of which is effective; and (ii) such other matters as the Board may consider necessary or desirable.

Quorum and Vote Required to Approve the Proposal.  Quorum for a shareholders’ meeting of a Fund is generally forty percent (40%) of the shares entitled to vote which are present in person or by proxy.  Under both Trust Instruments, to the extent a larger vote is not required by applicable law, a majority of the votes cast at a meeting at which a quorum is present generally shall decide any questions, with the exception that Trustees are elected by not less than a plurality of the votes cast at such a meeting.

Setting a Record Date.  Each Fund’s Trust Instrument establishes the maximum number of days prior to a shareholders’ meeting during which a record date may be set by the Board.  The minimum number of days is 10 and the maximum number of days is 120 for both Funds.  A determination of shareholders of record entitled to notice of or to vote at a shareholders’ meeting applies to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting and shall fix a new record date for any meeting that is adjourned for more than one hundred and eighty (180) days from the record date set for the original meeting.

Legal Structures.  Mutual funds formed under the Delaware Statutory Trust Act (the “DSTA”), such as the Trust and FIST, are granted a significant amount of operational flexibility with respect to features, rights and obligations of the statutory trust and its trustees and shareholders in their organizational instruments.  Mutual funds organized as Delaware statutory trusts have benefited from this flexibility to streamline their operations and minimize expenses.  For example, mutual funds organized as Delaware statutory trusts are not required to hold annual shareholders’ meetings if meetings are not otherwise required by the federal securities laws or their declarations of trust or bylaws, and such funds may create new classes or series of shares without having to obtain the approval of shareholders.  In addition, a fund may provide in its governing documents that certain fund transactions, such as certain mergers, reorganizations and liquidations, may go forward with only trustee approval and not a shareholder vote; such funds are still subject, however, to the voting requirements of the 1940 Act.

Limited Liability for Shareholders.  Under the DSTA, shareholders of the Funds are entitled to the same limitation of personal liability as is extended to shareholders of a corporation organized for profit under the Delaware General Corporation Law.

Boards of Trustees.  Pursuant to the DSTA and the Trust Instruments, the responsibility for the general oversight of each Fund is vested in its Board, which, among other things, is empowered by the Trust Instruments to elect officers and provide for the compensation of agents, consultants and other professionals to assist and advise in the management of the Funds.  Pursuant to the Trust Instruments, no Trustee shall be liable for any act or omission or any conduct whatsoever in his or her capacity as Trustee, except for an act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Inspection Rights.  Each Fund provides shareholders certain inspection rights of its books and records, to at least the extent required by applicable law.

VOTING INFORMATION

How many votes are necessary to approve the Plan?

A 1940 Act Majority Vote, as defined herein, of the outstanding shares of the Flexible Alpha Bond Fund is required to approve the Plan.  Each Flexible Alpha Bond Fund shareholder will be entitled to one vote for each full share, and a proportionate fractional vote for each fractional share, of the Flexible Alpha Bond Fund held at the close of business on August 30, 2019 (the “Record Date”).  If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies.

Forty percent (40%) of the Flexible Alpha Bond Fund’s outstanding shares entitled to vote in person or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting.  Under relevant state law and the Flexible Alpha Bond Fund’s Trust Instrument, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions and broker non-votes, however, will not be treated as votes cast at such Meeting.  Thus, under the Trust Instrument, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present but will have the same effect as a vote against the Plan.  However, it is the Trust’s understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the single matter expected to be presented at the Meeting, there are unlikely to be any “broker non-votes” at the Meeting.

How do I ensure my vote is accurately recorded?

You may vote in one of four ways:

•	By mail, with the enclosed proxy card;
•	In person at the Meeting;
•	By telephone (if eligible); or
•	Through the Internet (if eligible).

A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you want to vote on important issues relating to the Flexible Alpha Bond Fund.  If you simply sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.  If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Flexible Alpha Bond Fund expressly revoking your proxy, by signing and forwarding to the Flexible Alpha Bond Fund a later-dated proxy card that is received at or prior to the Meeting, or by attending the Meeting and voting in person.  If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than that described in this Prospectus/Proxy Statement.  The Board is not aware of any other matters to be brought before the Meeting by others.  If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

Shareholders of record of the Flexible Alpha Bond Fund on the Record Date will be entitled to vote at the Meeting.  The following table shows the number of shares of each class and the total number of outstanding shares of the Flexible Alpha Bond Fund as of the Record Date:

Class	Shares Outstanding
Class A	197,940.16
Class C	45,030.82
Class R	8,684.20
Class R6	41,816,071.53
Advisor Class	44,980.07
Total	42,112,706.78

How will proxies be solicited?

AST Fund Solutions, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $3,000.  The Trust, on behalf of the Flexible Alpha Bond Fund, expects that the solicitation will be primarily by mail.  As the date of the Meeting approaches, however, certain Flexible Alpha Bond Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Flexible Alpha Bond Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  The Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means.  If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative may ask for the shareholder’s instructions on the proposal described in this Prospectus/Proxy Statement.  Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Prospectus/Proxy Statement.  The Solicitor representative will record the shareholder’s instructions on the proxy card.  Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or over the Internet, the shareholder may submit the proxy card originally sent with this Prospectus/Proxy Statement or attend in person.

The Trust, on behalf of the Flexible Alpha Bond Fund, will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record.  The Trust, on behalf of the Flexible Alpha Bond Fund, may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition, certain officers and representatives of the Trust or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

The Trust, on behalf of the Flexible Alpha Bond Fund, expects that, before the Meeting, broker-dealer firms holding shares of the Flexible Alpha Bond Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Trust understands that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan, on behalf of their customers and beneficial owners.  Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Are there dissenters’ rights?

If the Transaction is approved at the Meeting, shareholders of the Flexible Alpha Bond Fund will not have the right to dissent and obtain payment of the fair value of their shares because the Trust’s Instrument provides that no shareholder is entitled, as a matter of right, to relief as a dissenting shareholder in respect of any proposal or action involving the Trust.  Shareholders of the Flexible Alpha Bond Fund, however, will be able to redeem or exchange shares of the Flexible Alpha Bond Fund at NAV (subject to any applicable CDSC) until the Closing Date of the Transaction.  After the Closing Date, shareholders may redeem the Low Duration Fund Shares or exchange them for shares of certain other Franklin Templeton funds.  Redemptions are subject to the terms and conditions in the prospectus of the respective Fund.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the officers and trustees of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Flexible Alpha Bond Fund, and the officers and trustees of FIST, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Low Duration Fund.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.  To the knowledge of the Funds, no person owned (beneficially or of record) 5% or more of the outstanding shares of any class of either Fund as of the Record Date, except as listed in Exhibit C to this Prospectus/Proxy Statement.  Upon completion of the Transaction, the percentage of the then outstanding shares of the Low Duration Fund owned by persons disclosed in Exhibit C as owning 5% or more of the Funds’ outstanding shares (other than Class R shares of the Flexible Alpha Bond Fund) is expected to decline.   A person “controls” a Fund if such person beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund or if such person or the Fund acknowledges or asserts the existence of such control. A controlling shareholder of a Fund could control the outcome of a proposal submitted to shareholders for approval, including in the case of the Flexible Alpha Bond Fund, the approval of the Transaction.

SHAREHOLDER PROPOSALS

Neither the Flexible Alpha Bond Fund nor the Low Duration Fund is required to hold, and neither intends to hold, regular annual meetings of shareholders.  A shareholder who wishes to submit a proposal for consideration for inclusion in a proxy statement of the Flexible Alpha Bond Fund or Low Duration Fund for the next meeting of shareholders (if any) should send a written proposal to the Trust’s offices at One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the proxy statement of the applicable Fund and proxy card relating to that meeting and presented at the meeting.  A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law, and other governing instruments.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a proxy statement or presented at the meeting.

ADJOURNMENT

The holders of a majority of the shares present (in person or by proxy) and entitled to vote with respect to the Flexible Alpha Bond Fund at the Meeting, whether or not a quorum is present, or the chairperson of the Board, the president of the Trust (in the absence of the chairperson of the Board), or any vice president or other authorized officer of the Trust (in the absence of the president) may adjourn the Meeting.  Such authority to adjourn the Meeting may be used for any reason whatsoever, including to allow time for further solicitation of proxies.  Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment and any business may be transacted at the adjourned meeting that might have been transacted at the Meeting.  Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Flexible Alpha Bond Fund on questions of adjournment, to the extent permitted under applicable federal securities laws, state law, and the Trust’s governing instruments.  If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place is announced at the Meeting, unless a new record date is fixed or unless the adjournment is for more than sixty days after the date of the original meeting.

By Order of the Board of Trustees of the Trust,

Steven J. Gray
Co-Secretary
September 16 , 2019

GLOSSARY

Useful Terms and Definitions

1940 Act — The Investment Company Act of 1940, as amended.

1940 Act Majority Vote — The affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Flexible Alpha Bond Fund, or (ii) 67% or more of the outstanding shares of the Flexible Alpha Bond Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the Flexible Alpha Bond Fund are present or represented by proxy.

CDSC — Contingent deferred sales charge.

Distributors — Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, California 94403-1906, the principal underwriter for the Funds.

FAI — Franklin Advisers, Inc., the Investment Manager for the Funds.

FIST — Franklin Investors Securities Trust, the registered investment company of which the Low Duration Fund is a series.

FRI — Franklin Resources, Inc., One Franklin Parkway, San Mateo, California 94403-1906.

FT Institutional — Franklin Templeton Institutional, LLC, the subadvisor for the Flexible Alpha Bond Fund.

FT Services — Franklin Templeton Services, LLC, the administrator for the Funds.  FT Services is an indirect, wholly owned subsidiary of FRI and is an affiliate to each Fund’s Investment Manager and principal underwriter.

Independent Trustees — The Trustees who are not “interested persons” of a Fund, as such term is defined in the 1940 Act.

IRS — U.S. Internal Revenue Service.

Meeting — The Special Meeting of Shareholders of the Flexible Alpha Bond Fund concerning approval of the Plan.

Net Asset Value (NAV) — The net asset value of a mutual fund is determined by deducting a fund’s liabilities from the total assets of the portfolio.  The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Plan — The Agreement and Plan of Reorganization adopted by the Trust, on behalf of the Flexible Alpha Bond Fund, and FIST, on behalf of the Low Duration Fund.

Record Date — August 30, 2019 – The date selected for determining which shareholders of record of the Flexible Alpha Bond Fund will be entitled to vote on the Transaction.

SAI — Statement of Additional Information, a document that supplements information found in a mutual fund’s prospectus.

SEC — U.S. Securities and Exchange Commission.

The Trust — Franklin Strategic Series, the registered investment company of which the Flexible Alpha Bond Fund is a series.

Transaction — The proposed transaction contemplated by the Plan.

U.S. — The United States of America.

EXHIBITS TO THE PROSPECTUS/PROXY STATEMENT

Exhibit

A.	Form of Agreement and Plan of Reorganization

B.	Financial Highlights of the Flexible Alpha Bond Fund and Low Duration Fund

C.	Principal Holders of Securities

Exhibit A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made as of this 17 th day of July , 2019 by and between Franklin Investors Securities Trust (“FIST”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Franklin Parkway, San Mateo, CA 94403-1906, on behalf of its series, Franklin Low Duration Total Return Fund (the “Acquiring Fund”), and Franklin Strategic Series (“FSS”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Franklin Parkway, San Mateo, CA 94403-1906, on behalf of its series, Franklin Flexible Alpha Bond Fund (the “Target Fund”).  Franklin Advisers, Inc. (“FAI”), a Delaware limited liability company, investment manager to the Acquiring Fund and the Target Fund, joins this Plan solely for purposes of Section 7.

PLAN OF REORGANIZATION

The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by FIST, on behalf of the Acquiring Fund, of substantially all of the property, assets and goodwill of the Target Fund in exchange solely for full and fractional Class A, Class C, Class R, Class R6 and Advisor Class shares of beneficial interest, with no par value, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the distribution of Acquiring Fund Shares to the holders of Class A, Class C, Class R, Class R6 and Advisor Class shares of beneficial interest, with no par value, of the Target Fund (the “Target Fund Shares”), respectively, according to their respective interests in the Target Fund, in complete liquidation of the Target Fund; and (iii) the dissolution of the Target Fund as soon as is practicable after the closing (as described in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of the Plan hereinafter set forth.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.       Sale and Transfer of Assets, Liquidation and Dissolution of the Target Fund.

(a)       Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of the delivery by the Acquiring Fund of the number of Acquiring Fund Shares hereinafter provided, FSS, on behalf of the Target Fund, agrees that, at the time of Closing, it will convey, transfer and deliver to the Acquiring Fund all of the Target Fund’s then existing assets, including any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay 25% of the costs and expenses of carrying out the Reorganization in accordance with Section 7 of the Plan, (including, but not limited to, fees of counsel and accountants, and expenses of the Target Fund’s liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the Target Fund’s books as liability reserves; (ii) discharge its unpaid liabilities on its books at the Closing

Date (as such term is defined in Section 3), including, but not limited to, its income dividends and capital gain distributions, if any, payable for the period prior to the Closing Date and through the final taxable year ending with the Target Fund’s complete liquidation; and (iii) pay such contingent liabilities, if any, as the officers of FSS, on behalf of the Target Fund, shall reasonably deem to exist against the Target Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Target Fund’s books (such assets hereinafter “Net Assets”).  The Acquiring Fund shall not assume any liability of the Target Fund, whether accrued or contingent, known or unknown, and FSS, on behalf of the Target Fund, shall use its reasonable best efforts to discharge all of the  known liabilities of the Target Fund, so far as may be possible, from the cash, bank deposits and cash equivalent securities described above.

(b)       Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of such sale, conveyance, transfer, and delivery, FIST, on behalf of the Acquiring Fund, agrees at the Closing to deliver to FSS, on behalf of the Target Fund, the number of Acquiring Fund Shares, determined by dividing the net asset value per share of each of Class A, Class C, Class R, Class R6 and Advisor Class shares of the Target Fund by the net asset value per share of each of Class A, Class C, Class R, Class R6 and Advisor Class shares of the Acquiring Fund, respectively, and separately multiplying the result thereof by the number of outstanding Class A, Class C, Class R, Class R6 and Advisor Class shares, respectively, of the Target Fund as of 1:00 p.m., Pacific time on the Closing Date.  The Acquiring Fund Shares delivered to FSS, on behalf of the Target Fund, at the Closing shall have an aggregate net asset value equal to the value of the Target Fund’s Net Assets, all determined as provided in Section 2 of the Plan and as of the date and time specified herein.

(c)       Immediately following the Closing, FSS, on behalf of the Target Fund, shall distribute the Acquiring Fund Shares received by FSS, on behalf of the Target Fund, pursuant to this Section 1 pro rata to the Target Fund’s shareholders of record, based upon their respective holdings of the Target Fund, as of the close of business on the Closing Date.  Such distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due such shareholders based on their respective holdings in the Target Fund as of the close of business on the Closing Date.  Fractional Acquiring Fund Shares shall be carried to the third decimal place.  As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing Target Fund Shares shall be entitled to surrender the same to the transfer agent for the Acquiring Fund in exchange for the number of Acquiring Fund Shares of the same class into which the Target Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted.  Until so surrendered, each outstanding certificate, if any, which, prior to the Closing, represented Target Fund Shares shall be deemed for all Acquiring Fund purposes to evidence ownership of the number of Acquiring Fund Shares into which the Target Fund Shares (which prior to the Closing were represented thereby) have been converted.  Certificates for the Acquiring Fund Shares shall not be issued.  After the distribution, the Target Fund shall be dissolved.

(d)       At the Closing, each shareholder of record of the Target Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 6(d) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Target Fund that such person had on such Distribution Record Date.

(e)       All books and records relating to the Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the date of the Plan, and shall be turned over to the Acquiring Fund on or prior to the Closing.

2.       Valuation.

(a)       The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Target Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall in each case be computed as of 1:00 p.m., Pacific time, on the Closing Date, unless on such date: (i) the New York Stock Exchange (“NYSE”) is not open for unrestricted trading; or (ii) the reporting of trading on the NYSE or other relevant market is disrupted; or (iii) any other extraordinary financial event or market condition occurs (each of the events described in (i), (ii) or (iii) are referred to as a “Market Disruption”).  The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Target Fund’s Net Assets shall be computed in accordance with the valuation procedures set forth in the most recent respective prospectus of the Acquiring Fund and the Target Fund, as amended or supplemented, except that the net asset value per share of the Target Fund shall be carried to the fourth decimal place.

(b)       In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value of the Acquiring Fund Shares or Target Fund Shares or the value of the Target Fund’s Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

(c)       All computations of value regarding the net asset value of the Acquiring Fund Shares and Target Fund Shares and the value of the Target Fund’s Net Assets shall be made by the administrator to the Acquiring Fund and Target Fund.

3.       Closing and Closing Date.

The Closing shall take place at the offices of FIST at 1:00 p.m., Pacific time, on October 25, 2019, or such other date as the officers of FIST and FSS may mutually agree (the “Closing Date”).  FSS, on behalf of the Target Fund, shall have provided for delivery as of the Closing those Net Assets to be transferred to the account of the Acquiring Fund’s custodian, The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286.  FSS, on behalf of the Target Fund, shall deliver at the Closing a list of names and addresses of the holders of record of each class of the Target Fund Shares and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, as of 1:00 p.m., Pacific time, on the Closing Date.  FIST, on behalf of the Acquiring Fund, shall provide evidence that such Acquiring Fund Shares have been registered in an account on the books of the Acquiring Fund in such manner as the officers of FSS, on behalf of the Target Fund, may reasonably request.

4.       Representations and Warranties.

4.1.       FIST, on behalf of the Acquiring Fund, represents and warrants that:

(a)       The Acquiring Fund is a series of FIST, which was organized as a Massachusetts business trust on December 22, 1986 and converted to a Delaware statutory trust effective March 1, 2008.  FIST is validly existing under the laws of the State of Delaware.  FIST is duly registered under the 1940 Act as an open-end management investment company and the Acquiring Fund’s shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital or obtaining any required initial shareholder approvals.

(b)       FIST is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Fund, each outstanding share of which is, and each Acquiring Fund Share when issued pursuant to and in accordance with the Plan will be fully paid, non-assessable, and has or will have full voting rights.  FIST currently issues eight series of shares, including the Acquiring Fund.  The Acquiring Fund currently is divided into five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class shares of beneficial interest, of which each class represents Acquiring Fund Shares.

(c)       FIST, on behalf of the Acquiring Fund, is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended, or By-laws, as amended, or any contract or any other commitment or obligation and is not subject to any order or decree, that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FIST, on behalf of the Acquiring Fund, of the transactions contemplated by the Plan, except for the registration of Acquiring Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

(d)       The financial statements appearing in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2018, audited by PricewaterhouseCoopers LLP, and any interim unaudited financial statements, fairly present the financial position of the Acquiring Fund as of their respective dates and the results of the Acquiring Fund’s operations for periods indicated, in conformity with Generally Accepted Accounting Principles applied on a consistent basis.

(e)       The books and records of the Acquiring Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the Acquiring Fund.

(f)       FIST has elected to treat the Acquiring Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Acquiring Fund is a “fund” as defined in Section 851(g)(2) of the Code.  The Acquiring Fund has qualified as a RIC for each taxable year since its inception and intends to continue to qualify as a RIC after the Closing Date.  The Acquiring Fund has not had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply.  Consummation of the transactions contemplated by the Plan will not cause the Acquiring Fund to fail to be qualified as a RIC as of the Closing Date.

(g)       The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(h)       The Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses.

(i)       The Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.1(d) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.

(j)       There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

(k)       The registration statement on Form N-14 referred to in Section 5.1(a) hereof (the “Registration Statement”), and any prospectus or statement of additional information of the Acquiring Fund contained or incorporated therein by reference, and any supplement or amendment to the Registration Statement, or any such prospectus or statement of additional information or supplement thereto, on the effective date of the Registration Statement, on the date of the special meeting of the Target Fund’s shareholders to vote on the Plan (the “Special Meeting”) and on the Closing Date:  (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading, provided, however, that the representations and warranties of this subparagraph shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

(l)       Since October 31, 2018, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of its business.

(m)       On the Closing Date, all material Tax Returns (as defined below) of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To FIST’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Acquiring Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.  As used in this Plan, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax.  “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(n)       All information to be furnished by FIST, on behalf of the Acquiring Fund, for use in preparing any prospectus, proxy statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete.

(o)       No shareholder of the Acquiring Fund shall have any option, warrant or preemptive right of subscription or purchase with respect to Acquiring Fund Shares, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

(p)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by FIST, on behalf of the Acquiring Fund, of the transactions contemplated by the Plan, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.

(q)       There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against FIST.  FIST, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(r)       The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of FIST’s Board of Trustees.

4.2.       FSS, on behalf of the Target Fund, represents and warrants that:

(a)       The Target Fund is a series of FSS, which was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on January 25, 1991 and is validly existing under the laws of the State of Delaware.  FSS is duly registered under the 1940 Act as an open‑end management investment company and the Target Fund’s shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital or obtaining any required initial shareholder approvals.

(b)       FSS is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Target Fund, each outstanding share of which is fully paid, non-assessable, and has full voting rights.  FSS currently issues eight series of shares, including the Target Fund.  The Target Fund currently is divided into five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class shares of beneficial interest, of which each class represents Target Fund Shares.

(c)       FSS, on behalf of the Target Fund, is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended, or By-laws, as amended, or any contract or any other commitment or obligation and is not subject to any order or decree that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FSS, on behalf of the Target Fund, of the transactions contemplated by the Plan.  The Target Fund has no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under the Plan) which will not be terminated by it in accordance with their terms at or prior to the Closing Date, or which will result in a penalty or additional fee to be due from or payable by it.

(d)       The financial statements appearing in the Target Fund’s Annual Report to Shareholders for the fiscal year ended April 30, 2019, audited by PricewaterhouseCoopers LLP, and any interim unaudited financial statements, fairly present the financial position of the Target Fund as of their respective dates and the results of the Target Fund’s operations for periods indicated, in conformity with Generally Accepted Accounting Principles applied on a consistent basis.

(e)       The books and records of the Target Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the Target Fund.

(f)       FSS has elected to treat the Target Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code.  The Target Fund is a “fund” as defined in Section 851(g)(2) of the Code.  The Target Fund has qualified as a RIC for each taxable year since its inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date.  The Target Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply. Consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

(g)       The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(h)       The Target Fund does not have any unamortized or unpaid organizational fees or expenses.

(i)       The Target Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.2(d) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.

(j)       There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

(k)       The Registration Statement, and any prospectus or statement of additional information of the Target Fund contained or incorporated therein by reference, and any supplement or amendment to the Registration Statement, or any such prospectus or statement of additional information or supplement thereto, on the effective date of the Registration Statement, on the date of the Special Meeting and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading, provided, however, that the representations and warranties of this subparagraph shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

(l)       Since April 30, 2019, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of its business.

(m)       On the Closing Date, all material Tax Returns of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To FSS’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.

(n)       All information to be furnished by FSS, on behalf of the Target Fund, for use in preparing any prospectus, proxy statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete.

(o)       As of the Closing Date, the Target Fund will not have outstanding any warrants, option, convertible securities, or any other types of rights pursuant to which any person could acquire shares of the Target Fund, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

(p)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by FSS, on behalf of the Target Fund, of the transactions contemplated by the Plan, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.

(q)       There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against FSS.  FSS, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Target Fund’s business or its ability to consummate the transactions herein contemplated.

(r)       The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of FSS’s Board of Trustees, subject to approval of the Target Fund’s shareholders.

(s)       At the Closing, FSS, on behalf of the Target Fund, will have good and marketable title to all of the securities and other assets transferred pursuant to Section 1 above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(t)       FSS, on behalf of the Target Fund, will declare and pay or cause to be paid a dividend or dividends prior to the Closing Date, that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

5. Covenants of FIST, on behalf of the Acquiring Fund, and Covenants of FSS, on behalf of the Target Fund.

5.1. FIST, on behalf of the Acquiring Fund:

(a) Shall file the Registration Statement with the Securities and Exchange Commission (“SEC”) and use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable.  At the time it becomes effective, the Registration Statement (i) shall have complied in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  At the time the Registration Statement becomes effective, at the time of the Special Meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b) Shall have sent to each shareholder of record of the Target Fund entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined prospectus/proxy statement that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations thereunder (the “Prospectus/Proxy Statement”).

(c) Covenants to operate the Acquiring Fund’s business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.

(d) Subject to the provisions of the Plan, shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

5.2. FSS, on behalf of the Target Fund:

(a)       Shall provide FIST, on behalf of the Acquiring Fund, with information reasonably necessary for the preparation and distribution of the Prospectus/Proxy Statement to be included in the Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the Special Meeting referred to below.

(b)       As of the Closing, shall have called and held the Special Meeting to consider and vote upon the Plan, and shall have taken all other actions reasonably necessary to obtain approval of the transactions contemplated herein.

(c)       Covenants to operate the Target Fund’s business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.

(d)       Subject to the provisions of the Plan, shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

(e)       Shall file, by the Closing Date, all of the Target Fund’s federal and other Tax Returns required by law to be filed on or before such date and all federal and other Taxes shown as due on said Tax Returns shall have either been paid, or adequate liability reserves shall have been provided for the payment of such Taxes.

(f)       Shall provide at the Closing:

(1)       A statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund.

(2)       A copy (which may be in electronic form) of the Target Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, thebackup withholding and nonresident alien withholding certifications, notices or records on file with FSS, with respect to each shareholder, and such information as the Acquiring Fund may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Target Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury (“Treasury Regulations”) following the Closing for all of the shareholders of record of the Target Fund’s shares as of the close of business on the day of valuation as described in Section 2, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan (the “Target Fund Shareholder Documentation”).

(3)       A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax Returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1)) required by law to be filed by the Target Fund after the Closing.

(4)       If requested by the Acquiring Fund, all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

(g)       As promptly as practicable, but in any case within sixty days after the date of Closing, FSS, on behalf of the Target Fund, shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code.

(h)       Undertakes that it will not acquire Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Target Fund’s shareholders.

(i)       Undertakes that, if the Plan is consummated, the Target Fund will liquidate and dissolve.

5.3.       FIST, on behalf of the Acquiring Fund, and FSS, on behalf of the Target Fund, intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.  FIST, on behalf of the Acquiring Fund, and FSS, on behalf of the Target Fund, shall not take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

6.       Conditions Precedent to be Fulfilled by FIST, on behalf of the Acquiring Fund, and by FSS, on behalf of the Target Fund.

The consummation of the Plan hereunder shall be subject to the following respective conditions:

(a)       That (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; and (ii) the other party shall have performed all obligations required by the Plan to be performed by it prior to the Closing.

(b)       That the SEC shall have declared effective the Registration Statement and not have issued an unfavorable management report under Section 25(b) of the 1940

Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act.  And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either Fund or would prohibit the transactions contemplated hereby.

(c)       That the Plan and the Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Target Fund at a meeting or any adjournment thereof.

(d)       FSS, on behalf of the Target Fund, shall have declared and paid or cause to have been paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid) and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(e)       That all required consents of other parties and all other consents, orders, and permits of federal, state and local authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of the Target Fund or the Acquiring Fund.

(f)       That there shall be delivered to FSS, on behalf of the Target Fund, an opinion in form and substance satisfactory to it, from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to FIST, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

(1)       The Acquiring Fund is a series of FIST and that FIST is a validly existing statutory trust in good standing under the laws of the State of Delaware;

(2)       FIST is an open-end management investment company registered as such under the 1940 Act;

(3)       The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of FIST, on behalf of the Acquiring Fund;

(4)       The Plan is the legal, valid and binding obligation of FIST, on behalf of the Acquiring Fund, and is enforceable against FIST, on behalf of the Acquiring Fund, in accordance with its terms;

(5)       FIST, on behalf of the Acquiring Fund, is authorized to issue an unlimited number of shares of beneficial interest, without par value; and

(6)       Acquiring Fund Shares to be issued pursuant to the terms of the Plan have been duly authorized and, when issued and delivered as provided in the Plan and the Registration

Statement, will have been validly issued and fully paid and will be non-assessable by FIST, on behalf of the Acquiring Fund.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of FIST, on behalf of the Acquiring Fund, with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of FIST, on behalf of the Acquiring Fund.

(g)       That there shall be delivered to FIST, on behalf of the Acquiring Fund, an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to FSS, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

(1)       The Target Fund is a series of FSS and that FSS is a validly existing statutory trust in good standing under the laws of the State of Delaware;

(2)       FSS is an open-end management investment company registered as such under the 1940 Act;

(3)       The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of FSS, on behalf of the Target Fund; and

(4)       The Plan is the legal, valid and binding obligation of FSS, on behalf of the Target Fund, and is enforceable against FSS, on behalf of the Target Fund, in accordance with its terms.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of FSS, on behalf of the Target Fund, with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of FSS, on behalf of the Target Fund.

(h)       That there shall be delivered to FIST and FSS an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to FIST and FSS, to the effect that, provided the transaction contemplated hereby is carried out in accordance with the Plan, and the laws of the State of Delaware, and based upon certificates of the officers of FIST and FSS with regard to matters of fact:

(1)       The acquisition by the Acquiring Fund of substantially all the assets of the Target Fund, as provided for herein, in exchange solely for the Acquiring Fund Shares followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2)       No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares under Sections 361(a) and 357(a) of the Code;

(3)       No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the Acquiring Fund Shares under Section 1032(a) of the Code;

(4)       No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares to its shareholders in complete liquidation of the Target Fund (in pursuance of the Plan) under Section 361(c)(1) of the Code;

(5)       The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of these assets in the hands of the Target Fund immediately prior to the Reorganization under Section 362(b) of the Code;

(6)       The holding periods of the assets of the Target Fund received by the Acquiring Fund will include the periods during which such assets were held by the Target Fund under Section 1223(2) of the Code;

(7)       No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their shares in the Target Fund solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled) under Section 354(a) of the Code;

(8)       The tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund (including fractional shares to which they may be entitled) will be the same as the tax basis of the Target Fund Shares exchanged therefor under Section 358(a)(1) of the Code;

(9)       The holding period of the Acquiring Fund Shares received by shareholders of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Fund Shares surrendered in exchange therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the effective date of the Reorganization under Section 1223(1) of the Code; and

(10)       The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund, or any Shareholder of the Target Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

(i)       That the Acquiring Fund’s Prospectus contained in the Registration Statement with respect to Acquiring Fund Shares to be delivered to Target Fund shareholders in accordance with the Plan shall be effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(j)       That the Acquiring Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each holder of the Target Fund Shares.

(k)       FSS, on behalf of the Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) the Target Fund Shareholder Documentation, (3) if requested by the Acquiring Fund, all work papers and supporting statements related to ASC 740-10-25 (formerly, FIN 48) pertaining to the Target Fund, (4) the Tax books and records of the Target Fund for purposes of preparing any Tax Returns required by law to be filed for Tax periods ending after the Closing Date, and (5) a statement of earnings and profits as provided in Section 5.2(g).

7.       Expenses.

The expenses of entering into and carrying out the provisions of the Plan shall be borne as follows: each Fund will pay 25% of the costs of the Reorganization.  FAI, the investment manager for each Fund, will pay 50% of the costs of the Reorganization.

8.       Termination; Postponement; Waiver; Order.

(a)       Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the Reorganization abandoned at any time prior (whether before or after approval thereof by the shareholders of the Target Fund) to the Closing, or the Closing may be postponed:

(1)       by mutual consent of FIST, on behalf of the Acquiring Fund, and FSS, on behalf of the Target Fund;

(2)       by FSS, on behalf of the Target Fund, if any condition of its obligations set forth in Section 6 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or

(3)       by FIST, on behalf of the Acquiring Fund, if any condition of its obligations set forth in Section 6 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.

(b)       If the transactions contemplated by the Plan have not been consummated by December 31, 2020, the Plan shall automatically terminate on that date, unless a later date is mutually agreed to by officers of FIST and FSS.

(c)       In the event of termination of the Plan prior to its consummation, pursuant to the provisions hereof, the Plan shall become void and have no further effect, and neither FIST, the Acquiring Fund, FSS, the Target Fund, nor their trustees, officers, or agents or the shareholders of the Target or Acquiring Fund shall have any liability in respect of the Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section 7 hereof.

(d)       At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by FIST, on behalf of the Acquiring Fund, or FSS, on behalf of the Target Fund, if, in the judgment of their respective officers, such action or waiver will not have a material adverse effect on the benefits intended under the Plan to such Fund’s shareholders.

(e)       The representations and warranties contained in Section 4 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither FIST, FSS, nor any of their respective officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

(f)       If any order of the SEC with respect to the Plan shall be issued prior to the Closing that imposes any term or condition that is determined by action of the Board of Trustees of FSS, on behalf of the Target Fund, or FIST, on behalf of the Acquiring Fund, to be acceptable, such term or condition shall be binding as if it were a part of the Plan without a vote or approval of the shareholders of the Target Fund; provided that, if such term or condition would result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund, and such term or condition had not been included in the Prospectus/Proxy Statement or other proxy solicitation material furnished to the shareholders of the Target Fund prior to the Special Meeting, the Plan shall not be consummated and shall terminate unless the Target Fund promptly calls a special meeting of its shareholders at which such condition shall be submitted for approval.

9.       Cooperation and Exchange of Information; Reporting Responsibility.

(a)       The Acquiring Fund and the Target Fund will provide each other and their respective representatives with such cooperation, assistance, and information as either of them reasonably may request of the other in filing any Tax Returns, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes.

(b)       Any reporting responsibility of FSS, on behalf of the Target Fund, is and shall remain the responsibility of FSS, up to and including the Closing Date, and such later date on which the Target Fund is terminated including, without limitation, responsibility for (i) preparing and filing Tax Returns relating to Tax periods ending on or prior to the date of Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local Tax authorities or any other relevant regulatory authority, except as otherwise mutually agreed by the parties.

(c)       After the Closing Date, FSS, on behalf of the Target Fund, shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by FSS with respect to the Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

10.       Liability of the Target Fund and the Acquiring Fund.

(a)       FSS, on behalf of the Target Fund, acknowledges and agrees that all obligations of FIST under the Plan with respect to the Acquiring Fund are binding only with respect to that Fund; shall be discharged only out of the assets of the Acquiring Fund; that no other series of FIST shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and that neither FSS nor the Target Fund shall seek satisfaction of any such obligation or liability from the shareholders of FIST or the Acquiring Fund, the trustees, officers, employees or agents of FIST, or any of them.

(b)       FIST, on behalf of the Acquiring Fund, acknowledges and agrees that all obligations of FSS under the Plan with respect to the Target Fund are binding only with respect to that Fund; shall be discharged only out of the assets of the Target Fund;  that no other series of FSS shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and that neither FIST nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of FSS or the Target Fund, the trustees, officers, employees or agents of FSS, or any of them.

11.       Entire Agreement and Amendments.

The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for.  The Plan may be amended only by mutual consent of the parties in writing.  Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

12.       Counterparts.

The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.       Governing Law.

The Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

14.       Notices.

Any notice, report, or demand required or permitted by any provision of the Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Acquiring Fund, at Franklin Low Duration Total Return Fund, One Franklin Parkway, San Mateo, CA 94403-1906, Attention: Secretary, or the Target Fund, at Franklin Flexible Alpha Bond Fund, One Franklin Parkway, San Mateo, CA 94403-1906, Attention: Secretary, as the case may be.

15.       Headings.

The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

[Signature Page Follows]

IN WITNESS WHEREOF, FIST, on behalf of the Acquiring Fund, and FSS, on behalf of the Target Fund, have caused the Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

FRANKLIN INVESTORS SECURITIES TRUST, on behalf of FRANKLIN LOW DURATION TOTAL RETURN FUND

By:
Name:
Title

FRANKLIN STRATEGIC SERIES, on behalf of FRANKLIN FLEXIBLE ALPHA BOND FUND

By:
Name:
Title:

With respect to Section 7 of the Plan only: FRANKLIN ADVISERS, INC.

By:
Name:
Title:

Exhibit B

Financial Highlights of the Flexible Alpha Bond Fund and the Low Duration Fund

The Financial Highlights present the Flexible Alpha Bond Fund’s financial performance for the past four fiscal periods ended April 30, 2019, and the Low Duration Fund’s financial performance for the past five fiscal years ended October 31, 2018 and the six month period ended April 30, 2019.  Certain information reflects financial results for a single Fund share.  The total returns represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of dividends and capital gains.  Except for the six month period ended April 30, 2019 for the Low Duration Fund, this information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, are included in each Fund’s Annual Report, which is available upon request.

Flexible Alpha Bond Fund
Financial Highlights

	Year Ended April 30,
	2019		2018		2017	2016[a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.79		$ 9.86		$ 9.88	$ 10.00
Income from investment operations[b]:
Net investment income	0.249	c	0.166	c	0.180	0.099
Net realized and unrealized gains (losses)	(0.080)		(0.066)		0.017	(0.123)
Total from investment operations	0.169		0.100		0.197	(0.024)
Less distributions from:
Net investment income	(0.246)		(0.160)		(0.217)	(0.096)
Net realized gains	(0.013)		(0.010)		—	—
Total distributions	(0.259)		(0.170)		(0.217)	(0.096)
Net asset value, end of year	$ 9.70		$ 9.79		$ 9.86	$ 9.88
Total return[d]	1.76%		1.02%		2.22%	(0.34)%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.19%		0.97%		3.17%	3.47%
Expenses net of waiver and payments by affiliates[f]	1.04%		0.79%		0.67%	0.84%
Net investment income	2.60%		1.80%		1.83%	1.37%
Supplemental data
Net assets, end of year (000’s)	$1,458		$1,132		$10,443	$10,200
Portfolio turnover rate	24.74%		48.04%		90.37%	40.12%
Portfolio turnover rate excluding mortgage dollar rolls	24.00%		19.40%		57.79%	30.05%

a For the period August 3, 2015 (commencement of operations) to April 30, 2016.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Based on average daily shares outstanding.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year, except for non-recurring expenses, if any.

f Benefit of expense reduction rounds to less than 0.01%.

Franklin Flexible Alpha Bond Fund (continued)

	Year Ended April 30,
	2019		2018	2017	2016[a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.73		$ 9.80	$ 9.86	$ 10.00
Income from investment operations[b]:
Net investment income	0.212	c	0.120	0.130	0.072
Net realized and unrealized gains (losses)	(0.071)		(0.062)	(0.006)	(0.131)
Total from investment operations	0.141		0.058	0.124	(0.059)
Less distributions from:
Net investment income	(0.218)		(0.118)	(0.184)	(0.081)
Net realized gains	(0.013)		(0.010)	—	—
Total distributions	(0.231)		(0.128)	(0.184)	(0.081)
Net asset value, end of year	$ 9.64		$ 9.73	$ 9.80	$ 9.86
Total return[d]	1.58%		0.49%	1.47%	(0.69)%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.55%		1.58%	3.88%	3.98%
Expenses net of waiver and payments by affiliates[f]	1.40%		1.40%	1.38%	1.34%
Net investment income	2.24%		1.19%	1.12%	0.87%
Supplemental data
Net assets, end of year (000’s)	$368		$279	$245	$204
Portfolio turnover rate	24.74%		48.04%	90.37%	40.12%
Portfolio turnover rate excluding mortgage dollar rolls	24.00%		19.40%	57.79%	30.05%

a For the period August 3, 2015 (commencement of operations) to April 30, 2016.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Based on average daily shares outstanding.

d Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year, except for non-recurring expenses, if any.

f Benefit of expense reduction rounds to less than 0.01%.

Franklin Flexible Alpha Bond Fund (continued)

	Year Ended April 30,
	2019		2018	2017	2016[a]
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.78		$ 9.86	$ 9.86	$ 10.00
Income from investment operations[b]:
Net investment income	0.230	c	0.112	0.112	0.072
Net realized and unrealized gains (losses)	(0.076)		(0.058)	0.095	(0.127)
Total from investment operations	0.154		0.054	0.207	(0.055)
Less distributions from:
Net investment income	(0.231)		(0.124)	(0.207)	(0.085)
Net realized gains	(0.013)		(0.010)	—	—
Total distributions	(0.244)		(0.134)	(0.207)	(0.085)
Net asset value, end of year	$ 9.69		$ 9.78	$ 9.86	$ 9.86
Total return[d]	1.71%		0.54%	2.21%	(0.65)%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.41%		1.47%	3.36%	3.84%
Expenses net of waiver and payments by affiliates[f]	1.26%		1.29%	0.86%	1.22%
Net investment income	2.38%		1.30%	1.64%	0.99%
Supplemental data
Net assets, end of year (000’s)	$83		$51	$60	$10
Portfolio turnover rate	24.74%		48.04%	90.37%	40.12%
Portfolio turnover rate excluding mortgage dollar rolls	24.00%		19.40%	57.79%	30.05%

a For the period August 3, 2015 (commencement of operations) to April 30, 2016.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Based on average daily shares outstanding.

d Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year, except for non-recurring expenses, if any.

f Benefit of expense reduction rounds to less than 0.01%.

Franklin Flexible Alpha Bond Fund (continued)

	Year Ended April 30,
	2019		2018	2017	2016[a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.79		$ 9.86	$ 9.88	$ 10.00
Income from investment operations[b]:
Net investment income	0.296	c	0.204	0.177	0.108
Net realized and unrealized gains (losses)	(0.086)		(0.088)	0.022	(0.124)
Total from investment operations	0.210		0.116	0.199	(0.016)
Less distributions from:
Net investment income	(0.277)		(0.176)	(0.219)	(0.104)
Net realized gains	(0.013)		(0.010)	—	—
Total distributions	(0.290)		(0.186)	(0.219)	(0.104)
Net asset value, end of year	$ 9.71		$ 9.79	$ 9.86	$ 9.88
Total return[d]	2.30%		1.18%	2.03%	(0.15)%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.65%		0.86%	5.23%	3.72%
Expenses net of waiver and payments by affiliates[f]	0.59%		0.71%	0.71%	0.71%
Net investment income	3.05%		1.88%	1.79%	1.50%
Supplemental data
Net assets, end of year (000’s)	$504,875		$210,808	$10	$10
Portfolio turnover rate	24.74%		48.04%	90.37%	40.12%
Portfolio turnover rate excluding mortgage dollar rolls	24.00%		19.40%	57.79%	30.05%

a For the period August 3, 2015 (commencement of operations) to April 30, 2016.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Based on average daily shares outstanding.

d Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year, except for non-recurring expenses, if any.

f Benefit of expense reduction rounds to less than 0.01%.

Franklin Flexible Alpha Bond Fund (continued)

	Year Ended April 30,
	2019		2018	2017	2016[a]
Advisor Class
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.79		$ 9.85	$ 9.88	$ 10.00
Income from investment operations[b]:
Net investment income	0.275	c	0.194	0.166	0.107
Net realized and unrealized gains (losses)	(0.074)		(0.072)	0.023	(0.129)
Total from investment operations	0.201		0.122	0.189	(0.022)
Less distributions from:
Net investment income	(0.278)		(0.172)	(0.219)	(0.098)
Net realized gains	(0.013)		(0.010)	—	—
Total distributions	(0.291)		(0.182)	(0.219)	(0.098)
Net asset value, end of year	$ 9.70		$ 9.79	$ 9.85	$ 9.88
Total return[d]	2.20%		1.14%	2.13%	(0.31)%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.90%		0.93%	3.22%	3.34%
Expenses net of waiver and payments by affiliates[f]	0.75%		0.75%	0.72%	0.71%
Net investment income	2.89%		1.84%	1.78%	1.50%
Supplemental data
Net assets, end of year (000’s)	$433		$425	$232	$344
Portfolio turnover rate	24.74%		48.04%	90.37%	40.12%
Portfolio turnover rate excluding mortgage dollar rolls	24.00%		19.40%	57.79%	30.05%

a For the period August 3, 2015 (commencement of operations) to April 30, 2016.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Based on average daily shares outstanding.

d Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year, except for non-recurring expenses, if any.

f Benefit of expense reduction rounds to less than 0.01%.

Low Duration Fund
Financial Highlights

	Six Months Ended April 30, 2019		Year Ended October 31,
	(unaudited)		2018	2017	2016	2015	2014

Class A
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 9.60		$ 9.84	$ 9.89	$ 9.91	$ 10.11	$ 10.16
Income from investment operations[a]:
Net investment income	0.146		0.237	0.170	0.151	0.134	0.144
Net realized and unrealized gains (losses)	0.076		(0.185)	(0.023)	0.031	(0.135)	(0.011)
Total from investment operations	0.222		0.052	0.147	0.182	(0.001)	0.133
Less distributions from:
Net investment income and net foreign currency gains	(0.152)		(0.292)	(0.197)	(0.202)	(0.199)	(0.183)
Net asset value, end of period	$ 9.67		$ 9.60	$ 9.84	$ 9.89	$ 9.91	$ 10.11
Total return[b]	2.33%		0.54%	1.50%	1.88%	(0.02)%	1.32%
Ratios to average net assets[c]
Expenses before waiver and payments by affiliates	0.92%		0.96%	0.96%	0.95%	0.96%	0.93%
Expenses net of waiver and payments by affiliates[d]	0.67%		0.72%	0.80%	0.80%	0.80%	0.80%
Net investment income	2.98%		2.43%	1.73%	1.57%	1.27%	1.24%
Supplemental data
Net assets, end of period (000’s)	$1,644,160		$1,499,579	$1,519,902	$1,524,437	$1,656,001	$1,589,854
Portfolio turnover rate	19.85%	e	56.12%	50.40%	44.76%	41.28%	78.63%
Portfolio turnover rate excluding mortgage dollar rolls	19.85%	e	44.01%	45.29%	44.76%	41.28%	78.63%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

c Ratios are annualized for periods less than one year.

d Benefit of expense reduction rounds to less than 0.01%.

e Excludes the value of portfolio activity as a result of in-kind transactions.

Franklin Low Duration Total Return Fund (continued)

	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Class C
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 9.56		$ 9.80	$ 9.86	$ 9.90	$ 10.11	$ 10.16
Income from investment operations[a]:
Net investment income	0.121		0.168	0.121	0.113	0.104	0.098
Net realized and unrealized gains (losses)	0.081		(0.155)	(0.015)	0.024	(0.145)	(0.001)
Total from investment operations	0.202		0.013	0.106	0.137	(0.041)	0.097
Less distributions from:
Net investment income and net foreign currency gains	(0.132)		(0.253)	(0.166)	(0.177)	(0.169)	(0.147)
Net asset value, end of period	$ 9.63		$ 9.56	$ 9.80	$ 9.86	$ 9.90	$ 10.11
Total return[b]	2.13%		0.14%	1.08%	1.41%	(0.41)%	0.96%
Ratios to average net assets[c]
Expenses before waiver and payments by affiliates	1.32%		1.36%	1.36%	1.35%	1.36%	1.33%
Expenses net of waiver and payments by affiliates[d]	1.07%		1.12%	1.20%	1.20%	1.20%	1.20%
Net investment income	2.58%		2.03%	1.33%	1.17%	0.87%	0.84%
Supplemental data
Net assets, end of period (000’s)	$129,780		$130,206	$174,754	$218,066	$211,354	$165,952
Portfolio turnover rate	19.85%	[e]	56.12%	50.40%	44.76%	41.28%	78.63%
Portfolio turnover rate excluding mortgage dollar rolls	19.85%	[e]	44.01%	45.29%	44.76%	41.28%	78.63%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

c Ratios are annualized for periods less than one year.

d Benefit of expense reduction rounds to less than 0.01%.

e Excludes the value of portfolio activity as a result of in-kind transactions.

Franklin Low Duration Total Return Fund (continued)

	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014
Class R6
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 9.66		$ 9.90	$ 9.94	$ 9.95	$ 10.14	$ 10.19
Income from investment operations[a]:
Net investment income	0.161		0.271	0.214	0.195	0.165	0.164	[b]
Net realized and unrealized gains (losses)	0.080		(0.178)	(0.025)	0.021	(0.130)	0.003
Total from investment operations	0.241		0.093	0.189	0.216	0.035	0.167
Less distributions from:
Net investment income and net foreign currency gains	(0.171)		(0.333)	(0.229)	(0.226)	(0.228)	(0.217)
Net asset value, end of period	$ 9.73		$ 9.66	$ 9.90	$ 9.94	$ 9.95	$ 10.14
Total return[c]	2.52%		0.96%	1.92%	2.22%	0.37%	1.66%
Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	0.54%		0.55%	0.53%	0.53%	0.54%	0.55%
Expenses net of waiver and payments by affiliates[e]	0.29%		0.31%	0.39%	0.42%	0.42%	0.42%
Net investment income	3.36%		2.84%	2.14%	1.95%	1.65%	1.62%
Supplemental data
Net assets, end of period (000’s)	$1,107,504		$1,017,856	$591,622	$553,233	$508,675	$418,539
Portfolio turnover rate	19.85%	f	56.12%	50.40%	44.76%	41.28%	78.63%
Portfolio turnover rate excluding mortgage dollar rolls	19.85%	f	44.01%	45.29%	44.76%	41.28%	78.63%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Benefit of expense reduction rounds to less than 0.01%.

f Excludes the value of portfolio activity as a result of in-kind transactions.

Franklin Low Duration Total Return Fund  (continued)

	Six Months Ended April 30, 2019		Year Ended October 31,
	(unaudited)		2018	2017	2016	2015	2014
Advisor Class
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 9.65		$ 9.89	$ 9.94	$ 9.95	$ 10.14	$ 10.19
Income from investment operations[a]:
Net investment income	0.155		0.264	0.209	0.184	0.134	0.166
Net realized and unrealized gains (losses)	0.080		(0.187)	(0.042)	0.025	(0.106)	(0.010)
Total from investment operations	0.235		0.077	0.167	0.209	0.028	0.156
Less distributions from:
Net investment income and net foreign currency gains	(0.165)		(0.317)	(0.217)	(0.219)	(0.218)	(0.206)
Net asset value, end of period	$ 9.72		$ 9.65	$ 9.89	$ 9.94	$ 9.95	$ 10.14
Total return[b]	2.45%		0.80%	1.70%	2.14%	0.27%	1.54%
Ratios to average net assets[c]
Expenses before waiver and payments by affiliates	0.67%		0.71%	0.71%	0.70%	0.71%	0.68%
Expenses net of waiver and payments by affiliates[d]	0.42%		0.47%	0.55%	0.55%	0.55%	0.55%
Net investment income	3.23%		2.68%	1.98%	1.82%	1.52%	1.49%
Supplemental data
Net assets, end of period (000’s)	$228,723		$214,339	$428,838	$224,887	$150,464	$198,694
Portfolio turnover rate	19.85%	e	56.12%	50.40%	44.76%	41.28%	78.63%
Portfolio turnover rate excluding mortgage dollar rolls	19.85%	e	44.01%	45.29%	44.76%	41.28%	78.63%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Total return is not annualized for periods less than one year.

c Ratios are annualized for periods less than one year.

d Benefit of expense reduction rounds to less than 0.01%.

e Excludes the value of portfolio activity as a result of in-kind transactions.

Exhibit C

PRINCIPAL HOLDERS OF SECURITIES

Fund Name/Class	Name and Address	Share Amount	Percentage of Class (%)
Flexible Alpha Bond Fund
Class A Shares	Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	47,927.21	24.21%
	LPL Financial* FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr. San Diego, CA 92121-3091	23,537.46	11.89%
	Stifel Nicolaus & Co. Inc.* FBO Exclusive Benefit Of Customers 501 N Broadway Saint Louis, MO 63102-2131	22,758.37	11.50%
	Charles Schwab & Co. Inc.* Attn: Mutual Funds Special Custody Acct. FBO Customers 211 Main St. San Francisco, CA 94105-1905	16,591.94	8.38%
	TD Ameritrade Inc. * FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	11,037.95	5.58%
Class C Shares	Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	8,910.72	19.79%
	FTIOS Cust. for the Rollover IRA of Karl J Mundt* 2640 Viewmont Ave. Springfield, OR 97477-7927	7,916.31	17.58%
	FTIOS Cust. for the IRA of Larry Godbold* 1350 Tumbleweed Way Sacramento, CA 95834-1401	6,527.55	14.50%
	Ella E Eckhoff T/O/D 45155 Ranch Rd. Shawnee, OK 74804-9581	4,695.60	10.43%
	FTIOS Cust. for the IRA of Randall Raw* 1406 S Cedar Grove Blvd. Columbia, MO 65201-8707	3,943.69	8.76%
	FTIOS Cust. for the IRA of	2,937.68	6.52%

Fund Name/Class	Name and Address	Share Amount	Percentage of Class (%)
	Lynn Maginnis Mccoy* 3 Eagles Nest Winter Haven, FL 33881-1233
Class R Shares	Robert D Hogle and Kenneth B Hogle Trste. Hogle Farms Defined Ben. Pln. 28818 E Ave. Conrad, IA 50621-8102	8,491.72	97.78%
Class R6 Shares	Franklin Resources Inc.* Franklin Templeton Investments Corporate Accounting 1 Franklin Pkwy. San Mateo, CA 94403-1906	41,816,071.53	100.00%
Advisor Class Shares	Yuen Fam. Liv. Tr. David T Yuen And Mandy Lai Mien Quach Trste DTD 02/04/09 2265 Skyfarm Dr. Hillsborough, CA 94010-6339	36,006.68	80.05%
	LPL Financial* Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	3,756.58	8.35%
	FTIOS Cust. for the IRA of Gerald F Miller* 9770 Royal Woods Dr. N Mobile, AL 36608-9222	3,566.22	7.93%
*For the benefit of its customer(s)

Note: Rupert H. Johnson, Jr. who is an officer and/or trustee of the Trust, may be considered a beneficial holder of the Fund shares held by Franklin Resources, Inc. (“Resources”). As a principal shareholder of Resources, he may be able to control the voting of Resources’ shares of the Fund.

Fund Name/Class	Name and Address	Share Amount	Percentage of Class (%)
Low Duration Fund
Class A Shares	Edward Jones & Co.* For The Benefit Of Customers 12555 Manchester Road Saint Louis, MO 63131-3710	95,845,047.86	53.63%
	Merrill Lynch Pierce Fenner & Smith* FBO Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	26,928,591.71	15.07%

	Pershing LLC * 1 Pershing Plaza Jersey City, NJ 07399-0001	11,575,808.54	6.48%
Class C Shares	Edward Jones & Co.* For The Benefit Of Customers 12555 Manchester Road Saint Louis, MO 63131-3710	3,750,197.71	26.79%
	Merrill Lynch Pierce Fenner & Smith* For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	1,756,170.33	12.55%
	Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,433,184.87	10.24%
	WFCS LLC* Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,259,458.40	9.00%
Class R6 Shares	Edward Jones & Co* For The Benefit Of Customers 12555 Manchester Rd Saint Louis, MO 63131-3710	40,468,518.24	34.65%
	FT Moderate Allocation Fund F/T Fund Allocator C/O Fund Accounting 3344 Quality Dr. Rancho Cordova, CA 95670-7313	24,103,317.50	20.64%
	FT Conservative Allocation Fund F/T Fund Allocator C/O Fund Accounting 3344 Quality Dr. Rancho Cordova, CA 95670-7313	22,637,295.53	19.38%
	Franklin Resources Inc. Franklin Templeton Investments Corporate Accounting 1 Franklin Pkwy San Mateo, CA 94403-1906	13,042,880.03	11.17%
	FT Growth Allocation Fund F/T Fund Allocator C/O Fund Accounting 3344 Quality Dr. Rancho Cordova, CA 95670-7313	7,623,194.56	6.53%
Advisor Class Shares	Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	8,485,772.73	33.15%

Charles Schwab & Co. Inc.* Special Custody Acct. FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	2,489,009.30	9.72%
WFCS LLC* Special Custody Acct. For The Exclusive Benefit Of Customer 2801 Market Street St Louis, MO 63103-2523	2,322,166.41	9.07%
National Financial Services LLC* FBO Exclusive Benefit Of Our Customers Attn: Mutual Fund Department, 4th Flr. 499 Washington Blvd. Jersey City, NJ 07310-1995	2,161,167.55	8.44%
LPL Financial* Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	1,814,607.72	7.09%
Raymond James* Omnibus For Mutual Funds House Acct. Firm Attn: Courtney Waller 880 Carillon Pkwy. St Petersburg, FL 33716-1102	1,674,562.83	6.54%
*For the benefit of its customer(s)

Franklin Low Duration Total Return Fund Prospectus dated March 1, 2019

The prospectus of the Low Duration Fund dated March 1, 2019 is part of this Prospectus/Proxy Statement and will be included in the proxy mailing to all shareholders of record of the Flexible Alpha Bond Fund and is incorporated by reference from the electronic filing on Form N-1A made by the Low Duration Fund on February 21, 2019 under Accession No. 0001379491-19-000753.

FRANKLIN TEMPLETON

PROXY CARD

FRANKLIN FLEXIBLE ALPHA BOND FUND

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROSPECTUS/PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com/ft** using your proxy *voting number* found below
3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free **(800) 434-3719** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER ⇨ **12345678910**

The undersigned hereby revokes all previous proxies for his/her shares of the Franklin Flexible Alpha Bond Fund (the "Flexible Alpha Fund") and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Lori A. Weber and Navid J. Tofigh, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Flexible Alpha Fund that the undersigned is entitled to vote at the Flexible Alpha Fund's Special Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 1:00 p.m., Pacific time on October 18, 2019, including any postponements or adjournments thereof, upon the matter set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of the Franklin Strategic Series, on behalf of the Flexible Alpha Fund. The Board unanimously recommends that you vote "FOR" the proposal. The proxy will be voted as specified by the undersigned. **If no specification is made, this proxy shall be voted FOR the proposal to approve an agreement and plan of reorganization involving the reorganization of the Flexible Alpha Fund with and into the Franklin Low Duration Total Return Fund.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

Please refer to the Prospectus/Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 18, 2019. The Prospectus/Proxy Statement is also available at https://www.proxyonline.com/docs/FlexibleAlphaBondFund.

FRANKLIN FLEXIBLE ALPHA BOND FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

A. PROPOSAL

	FOR	AGAINST	ABSTAIN
1. To approve an agreement and plan of reorganization between the Franklin Flexible Alpha Bond Fund, a series of Franklin Strategic Series, and Franklin Low Duration Total Return Fund, a series of Franklin Investors Securities Trust.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE TRUST. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PART B

STATEMENT OF ADDITIONAL INFORMATION
FOR
FRANKLIN LOW DURATION TOTAL RETURN FUND
(a series of Franklin Investors Securities Trust)

Dated September 16 , 2019

Acquisition of Substantially All of the Assets of:

FRANKLIN FLEXIBLE ALPHA BOND FUND
(a series of Franklin Strategic Series)

by and in Exchange for Shares of

FRANKLIN LOW DURATION TOTAL RETURN FUND
(a series of Franklin Investors Securities Trust)

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of substantially all of the assets of the Franklin Flexible Alpha Bond Fund (the “Flexible Alpha Fund”) by and in exchange for Class A, Class C, Class R, Class R6 and Advisor Class shares of the Franklin Low Duration Total Return Fund (the “Low Duration Fund”).

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission, is attached hereto and, except as noted below, is incorporated by reference herein (is legally considered to be part of this SAI):

1.	Statement of Additional Information of the Flexible Alpha Fund dated September 1, 2019 (previously filed on EDGAR, Accession No. ( 0001379491-19-003904 )).

2.
Annual Report of the Flexible Alpha Fund for the fiscal year ended April 30, 2019 (previously filed on EDGAR, Accession No. (0001193125-19-189754)).  Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

3.	Statement of Additional Information of the Low Duration Fund dated March 1, 2019 (previously filed on EDGAR, Accession No. (0001379491-19-000753)).

4.
Annual Report of the Low Duration Fund for the fiscal year ended October 31, 2018 (previously filed on EDGAR, Accession No. (0001193125-19-002200)).  Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

5.
Semi-Annual Report of the Low Duration Fund for the semi-annual period ended April 30, 2019 (previously filed on EDGAR, Accession No. (0001193125-19-189727)).  Only the financial statements included in the Semi-Annual Report are incorporated herein by reference, and no other parts of the Semi-Annual Report are incorporated herein by reference.

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated September 16 , 2019 (the “Prospectus/Proxy Statement”) relating to the above-referenced transaction and the Special Meeting of Shareholders of the Flexible Alpha Fund that will be held on October 18, 2019.  You can request a copy of the Prospectus/Proxy Statement by calling (800) DIAL BEN®/(800) 342-5236) or by writing to Franklin Templeton at P.O. Box 997151, Sacramento, CA 95899-7151.

Pro Forma Financial Information

FRANKLIN FLEXIBLE ALPHA BOND FUND
FRANKLIN LOW DURATION TOTAL RETURN FUND
PRO FORMA FINANCIAL INFORMATION, April 30, 2019
(UNAUDITED)

The following unaudited Pro Forma financial information gives effect to the proposed reorganization (referred to as the “Reorganization” or “Transaction”), accounted as if the Reorganization had occurred as of April 30, 2019.  In addition, the Pro Forma Financial Information has been prepared based upon the proposed fee and expense structure after the Reorganization, as discussed in the combined Prospectus/Proxy Statement.

The Pro Forma financial information has been estimated in good faith based upon information regarding the Franklin Flexible Alpha Bond Fund and the Franklin Low Duration Total Return Fund for the twelve month period ended April 30, 2019 and October 31, 2018, respectively.  The Pro Forma Financial Information should be read in conjunction with the historical financial statements and notes thereto of Franklin Flexible Alpha Bond Fund and the Franklin Low Duration Total Return Fund, which are available in their respective annual and semi–annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

1.  BASIS OF COMBINATION

The unaudited Pro Forma financial information has been prepared to give effect to the proposed Reorganization of the Target Fund into the Acquiring Fund pursuant to an Agreement and  Plan of Reorganization as of the beginning of the period as indicated below in the table.

12 Month Period
Target Fund	Acquiring Fund	Ended
Franklin Flexible Alpha Bond Fund[1]	Franklin Low Duration Total Return Fund[2]	April 30, 2019[1] October 31, 2018[2]

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization.  The Target Fund is a series of a registered open-end management investment company, Franklin Strategic Series. The Acquiring Fund is also a series of a registered open-end management investment company, Franklin Investors Securities Trust.  The Reorganization would be accomplished by the acquisition of substantially all of the Target Fund’s assets by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Target Fund shareholders in complete liquidation of the Target Fund.  It is currently expected that a portion of the Target Fund’s portfolio assets may be sold in connection with the Reorganization.  Actual sales will depend on portfolio composition, market conditions and other factors at the time of the Reorganization.

2.  SHARES OF BENEFICIAL INTEREST

The table below shows the class and shares that the Target Fund shareholders would have received if the Reorganization were to have taken place on April 30, 2019.

Target Fund Share Class	Target Fund Shares	Acquiring Fund Shares	Acquiring Fund Share Class
Class A	150,249	150,737	Class A
Class C	38,195	38,224	Class C
Class R	8,586	8,621	Class R
Class R6	51,989,011	51,888,458	Class R6
Advisor Class	44,672	44,565	Advisor Class

3.  NET ASSETS

The table below shows the net assets of the Target Fund and the Acquiring Fund and Pro Forma combined net assets, assuming the Reorganization was completed as of April 30 , 2019.

Fund	Net Assets
Franklin Flexible Alpha Bond Fund (Target Fund)	$507,216,785
Franklin Low Duration Total Return Fund (Acquiring Fund)	$3,110,171,829
Franklin Low Duration Total Return Fund (Pro Forma Combined)	$3,617,388,614

4.  PRO FORMA ADJUSTMENTS

The table below reflects adjustments to expenses needed to the pro forma combined Fund as if the Reorganization had taken place on April 30, 2019.  The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and the Acquiring Fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information.  Actual results could differ from those estimates.

Expense	Amount of increase (decrease) in expense	Impact to expense ratio
Management fees[a]	$(441,055)	(0.01)%
Registration and filing fees[b]	$(81,512)	(0.00)%
Professional fees[c]	$(96,105)	(0.00)%

a Pro Forma adjustment for increase in average net assets in the calculation of management fees.
b Pro Forma adjustment for removal of duplicative registration fees.
c Pro Forma adjustment for removal of duplicative audit fees and legal fees.

5.  INVESTMENT RESTRICTIONS

None of the securities held by the Target Fund as of the closing date will violate the investment restrictions of the Acquiring Fund.

6.  ACCOUNTING ESTIMATES

The preparation of the Pro Forma Financial Statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Pro Forma Financial Statements and the amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

7.  REORGANIZATION COSTS

The Target Fund and the Acquiring Fund will each pay 25% of the expenses resulting from their participation in the Reorganization.  Franklin Templeton Institutional, LLC will pay the remaining 50% of such expenses for the Reorganization.  The total amount of such expenses for the Reorganization is estimated to be $103,000 (or approximately $25,750 for each fund).  The expenses associated with the Reorganization will be allocated in the foregoing manner whether or not the Reorganization is consummated.

8.  ACCOUNTING SURVIVOR

The Acquiring Fund will be the accounting survivor.  The surviving fund will have the portfolio managers, investment objective, investment strategy and policies/restrictions of the Acquiring Fund.

9.  CAPITAL LOSS CARRYFORWARD

At April 30, 2019 and October 31, 2018, Franklin Flexible Alpha Bond Fund and Franklin Low Duration Total Return Fund  had capital loss carryforwards of approximately $3.3 million and $112.0 million, respectively.

PART C

OTHER INFORMATION

Item 15.  Indemnification

The Agreement and Declaration of Trust (the "Declaration") provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the "Delaware Act"), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, or is threatened to be made a party to any Proceeding (as defined in the Declaration) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person's conduct was unlawful. There shall nonetheless be no indemnification for a person's own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.  The following exhibits are incorporated by reference to the previously filed document indicated below, except Exhibits 4(a), 12(a), 14(a) and 16(a):

(1)	Copies of the charter of the Registrant as now in effect;

(a)	Amended and Restated Agreement and Declaration of Trust dated May 18, 2018
Filing: Post-Effective Amendment No. 74 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: December 21, 2018

(2)	Copies of the existing bylaws or corresponding instrument of the Registrant;

(a)	Second Amended and Restated By-Laws of Franklin Investors Securities Trust dated May 18, 2018
Filing: Post-Effective Amendment No. 74 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: December 21, 2018

(3)	Copies of any voting trust agreement affecting more than five percent of any class of equity securities of the Registrant;

Not Applicable.

(4)	Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it;

(a)
Form of Agreement and Plan of Reorganization of Franklin Strategic Series, on behalf of Franklin Flexible Alpha Bond Fund, and Franklin Investors Securities Trust, on behalf of Franklin Low Duration Total Return Fund, is filed herewith as Exhibit A to the Prospectus/Proxy Statement

(5)
Copies of all instruments defining the rights of holders of the securities being registered including, where applicable, the relevant portion of the articles of incorporation or by-laws of the Registrant;

(a)	Article III; V; VI; VIII, Section 4, and X, Section 4 of Amended and Restated Agreement and Declaration of Trust of the Registrant
Filing: Post-Effective Amendment No. 74 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: December 21, 2018

(b)	Articles II; VI, Sections 1, 2 and 3; VII, Sections 3, 4, 6 and 7; and VIII, Section 1 of the Second Amended and Restated By-Laws of the Registrant
Filing: Post-Effective Amendment No. 74 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: December 21, 2018

(6)	Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

(a)	Amended and Restated Investment Management Agreement dated May 1, 2013, between the Registrant on behalf of Franklin Adjustable U.S. Government Securities Fund and Franklin Advisers, Inc.
Filing: Post-Effective Amendment No. 59 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: September 18, 2013

(b)	Amended and Restated Investment Management Agreement dated March 1, 2019 between the Registrant on behalf of Franklin Managed Income Fund (formerly, Franklin Balanced Fund) and Franklin Advisers, Inc.
Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019

(c)
Amended and Restated Investment Management Agreement dated December 29, 2017,  between the Registrant, on behalf of Franklin Convertible Securities Fund and Franklin Equity Income Fund, and Franklin Advisers, Inc.

Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019
2

(d)	Amended and Restated Investment Management Agreement dated December 29, 2017, between the Registrant on behalf of Franklin Floating Rate Daily Access Fund and Franklin Advisers, Inc.
Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019

(e)	Amended and Restated Investment Management Agreement dated December 29, 2017, between the Registrant on behalf of Franklin Low Duration Total Return Fund and Franklin Advisers, Inc.
Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019

(f)	Amended and Restated Investment Management Agreement dated May 1, 2013 between the Registrant on behalf of Franklin Real Return Fund and Franklin Advisers, Inc.
Filing: Post-Effective Amendment No. 59 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: September 18, 2013

(g)	Amended and Restated Investment Management Agreement dated December 29, 2017, between the Registrant on behalf of Franklin Total Return Fund and Franklin Advisers, Inc.
Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019

(h)
Amended and Restated Subadvisory Agreement dated June 27, 2008 and amended as of May 1, 2013 and November 1, 2014 on behalf of Franklin Total Return Fund between Franklin Advisers, Inc. and Franklin Templeton Institutional LLC

Filing: Post-Effective Amendment No. 65 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: February 26, 2015

(7)	Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

(a)	Distribution Agreement dated January 1, 2011 between Registrant and Franklin/Templeton Distributors, Inc.
Filing: Post-Effective Amendment No. 49 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: February 25, 2011

(b)	Forms of Selling Agreements between Franklin/Templeton Distributors, Inc., and Securities Dealers dated May 1, 2010
Filing: Post-Effective Amendment No. 49 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: February 25, 2011

(8)
Copies of all bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such. Furnish a reasonably detailed description of any plan that is not set forth in a formal document;

Not Applicable.
3

(9)	Copies of all custodian agreements and depository contracts under Section 17(f) of the 1940 Act for securities and similar investments of the Registrant, including the schedule of remuneration;

(a)	Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: November 27, 1996

(b)	Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of The New York Mellon dated February 16, 1996
Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: February 27, 1998

(c)	Amendment dated February 27, 1998 to Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: December 29, 1998

(d)	Amendment dated June 3, 2019 to Exhibit A of the Master Custody Agreement between Registrant and The Bank New York Mellon dated February 16, 1996
Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019

(e)	Amendment dated June 3, 2019, to Schedule 1 of the Amendment dated May 16, 2001 to Master Custody Agreement between Registrant and The Bank of The New York Mellon dated February 16, 1996
Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019

(f)	Amendment dated June 1, 2018, to Schedule 1 of the Amendment dated May 16, 2001 to Master Custody Agreement between Registrant and The Bank of The New York Mellon dated February 16, 1996
Filing: Post-Effective Amendment No. 74 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: December 21, 2018

(g)	Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon as of May 16, 2001
Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: December 19, 2001

(h)	Amendment dated January 27, 2017, to Schedule 1 of the Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon made as of May 16, 2001
Filing: Post-Effective Amendment No. 69 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: February 27, 2017
4

(i)	Amendment dated November 19, 2014 to Schedule 2 of the Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon made as of May 16, 2001
Filing: Post-Effective Amendment No. 65 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: February 26, 2015

(j)	Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: November 27, 1996

(k)	Amendment dated June 3, 2019, to Exhibit A of the Terminal Link Agreement between Registrant and The Bank of New York
Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019

(10)
Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the Registrant's trustees describing any action taken to revoke the plan;

(a)
Form of Amended and Restated Class A1 Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Adjustable U.S. Government Securities Fund and Franklin/Templeton Distributors, Inc. dated September 10, 2018

Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019

(b)
Form of Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Adjustable U.S. Government Securities Fund and Franklin/Templeton Distributors, Inc., dated September 10, 2018

Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019

(c)
Amended and Restated Class A Distribution Plan  pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Managed Income Fund (formerly, Franklin Balanced Fund), and Franklin/Templeton Distributors, Inc., dated February 1, 2009

Filing: Post-Effective Amendment No. 48 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: December 30, 2009

(d)
Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Convertible Securities Fund, and Franklin/Templeton Distributors, Inc., dated February 1, 2009

Filing: Post-Effective Amendment No. 48 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: December 30, 2009
5

(e)
Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Equity Income Fund, and Franklin/Templeton Distributors, Inc., dated February 1, 2009

Filing: Post-Effective Amendment No. 48 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: December 30, 2009

(f)
Form of Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Floating Rate Daily Access Fund, and Franklin/Templeton Distributors, Inc., dated September 10, 2018

Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019

(g)
Form of Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Low Duration Total Return Fund, and Franklin/Templeton Distributors, Inc., dated September 10, 2018

Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019

(h)
Form of Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Real Return Fund, and Franklin/Templeton Distributors, Inc., dated September 10, 2018

Filing: Post-Effective Amendment No. 77to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019

(i)
Form of Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Total Return Fund, and Franklin/Templeton Distributors, Inc., dated September 10, 2018

Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019

(j)
Amended and Restated Class C Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund and Franklin Total Return Fund, and Franklin/Templeton Distributors, Inc., dated July 9, 2009

Filing: Post-Effective Amendment No. 48 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: December 30, 2009

(k)
Amended and Restated Class C Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Managed Income Fund (formerly, Franklin Balanced) Fund and Franklin Real Return Fund and Franklin/Templeton Distributors, Inc., dated July 9, 2009

Filing: Post-Effective Amendment No. 48 to
Registration Statement on Form N-1A
File No. 033-11444
Filing Date: December 30, 2009

(l)	Class C Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Low Duration Total Return Fund and Franklin/Templeton Distributors, Inc., dated October 1, 2012
6

Filing: Post-Effective Amendment No. 53 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: September 27, 2012

(m)
Amended and Restated Class R Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Managed Income Fund (formerly, Franklin Balanced Fund), Franklin Equity Income Fund and Franklin Total Return Fund, and Franklin Templeton Distributors, Inc., dated July 9, 2009

Filing: Post-Effective Amendment No. 48 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: December 30, 2009

(n)	Form of Class R Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Low Duration Total Return Fund, and Franklin/Templeton Distributors, Inc.
Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019

(o)	Form of Amended and Restated Multiple Class Plan dated October 5, 2019 on behalf of Franklin Adjustable U.S. Government Securities Fund
Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019

(p)	Form of Amended and Restated Multiple Class Plan dated October 5, 2018 on behalf of Franklin Convertible Securities Fund
Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019

(q)	Form of Amended and Restated Multiple Class Plan dated October 5, 2018 on behalf of Franklin Equity Income Fund
Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019

(r)	Amended and Restated Multiple Class Plan dated December 6, 2012 on behalf of Franklin Floating Rate Daily Access Fund
Filing: Post-Effective Amendment No. 55 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: February 27, 2013

(s)	Form of Amended and Restated Multiple Class Plan on behalf of Franklin Low Duration Total Return Fund
Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019

(t)	Form of Amended and Restated Multiple Class Plan dated March 1, 2019 on behalf of Franklin Real Return Fund
Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019
7

(u)	Form of Amended and Restated Multiple Class Plan dated March 1, 2019 on behalf of Franklin Total Return Fund
Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019

(v)	Form of Amended and Restated Multiple Class Plan dated March 1, 2019 on behalf of Franklin Managed Income Fund
Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: August 1, 2019

(11)	An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and nonassessable;

(a)	Legal Opinion dated August 2, 2019
Filing: Registration Statement on Form N-14
File No. 333-232974
Filing Date: August 2, 2019

(12)
An opinion, and consent to their use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus;

(a)	To be filed by amendment

(13)	Copies of all material contracts of the Registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement;

(a)
Amended and Restated Subcontract for Fund Administrative Services dated February 28, 2012 and amended as of May 1, 2014 between Franklin Advisers, Inc. and Franklin Templeton Services, LLC on behalf of Franklin Convertible Securities Fund, Franklin Equity Income Fund and Franklin Limited Maturity U.S. Government Securities Fund

Filing: Post-Effective Amendment No. 65 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: February 26, 2015

(b)
Subcontract for Fund Administrative Services dated May 1, 2013 and amended as of May 1, 2014  between Franklin Advisers, Inc. and Franklin Templeton Services, LLC on behalf of Franklin Adjustable U.S. Government Securities Fund, Franklin Managed Income Fund (formerly, Franklin Balanced Fund), Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, Franklin Real Return Fund and Franklin Total Return Fund

Filing: Post-Effective Amendment No. 65 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: February 26, 2015

(c)	Amended and Restated Transfer Agent and Shareholder Services Agreement between the Registrant and Franklin Templeton Investor Services, LLC dated November 1, 2017
Filing: Post-Effective Amendment No. 72 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: February 26, 2018
8

(14)	Copies of any other opinions, appraisals, or rulings, and consents to their use, relied on in preparing the registration statement and required by Section 7 of the 1933 Act;

(a)	Consent of Independent Registered Public Accounting Firm

(15)	All financial statements omitted pursuant to Item 14(a)(1);

Not Applicable

(16)	Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement; and

(a)	Powers of Attorney dated July 17, 2019

(17)	Any additional exhibits which the Registrant may wish to file.

(a)	Code of Ethics dated December 31, 2018
Filing: Post-Effective Amendment No. 75 to Registration Statement on Form N-1A
File No. 033-11444
Filing Date: February 21, 2019

Item 17.  Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registrations statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16 (12)(a) of Form N-14 within a reasonable time after receipt of such opinion.

9

SIGNATURES

As required by the Securities Act of 1933, as amended, the registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to its Registration Statement on Form N-14 pursuant to Rule 485(b) under the Securities Act of 1933, as amended and has duly caused this Registration Statement to be signed on its behalf by the undersigned, in the City of San Mateo and the State of California, on the 16th day of September, 2019.

FRANKLIN INVESTORS SECURITIES TRUST BY: /s/ Steven J. Gray Steven J. Gray Vice President and Co-Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

EDWARD D. PERKS* Edward D. Perks	President and Chief Executive Officer-Investment Management Dated: September 16, 2019

MATTHEW T. HINKLE*	Chief Executive Officer-Finance
Matthew T. Hinkle	and Administration Dated: September 16, 2019

GASTON GARDEY* Gaston Gardey	Chief Financial Officer and Chief Accounting Officer Dated: September 16, 2019

HARRIS J. ASHTON* Harris J. Ashton	Trustee Dated: September 16, 2019

TERRENCE J. CHECKI* Terrence J. Checki	Trustee Dated: September 16, 2019

MARY C. CHOKSI* Mary C. Choksi	Trustee Dated: September 16, 2019

EDITH E. HOLIDAY* Edith E. Holiday	Trustee Dated: September 16, 2019

GREGORY E. JOHNSON* Gregory E. Johnson	Trustee Dated: September 16, 2019

RUPERT H. JOHNSON, JR.* Rupert H. Johnson, Jr.	Trustee Dated: September 16, 2019

J. MICHAEL LUTTIG * J. Michael Luttig	Trustee Dated: September 16, 2019

LARRY D. THOMPSON* Larry D. Thompson	Trustee Dated: September 16, 2019

*By        /s/Steven J. Gray
Steven J. Gray, Attorney-in-Fact
(Pursuant to Power of Attorney filed herewith)

FRANKLIN INVESTORS SECURITIES TRUST
N-14 REGISTRATION STATEMENT
EXHIBITS INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION
EX-99.(14)(a)	Consent of Independent Registered Public Accounting Firm	Attached
EX-99.(16)(a)	Powers of Attorney dated July 17, 2019	Attached